SIT MUTUAL FUNDS

                                   BOND FUNDS

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2002




                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND






                      [LOGO] SIT INVESTMENT ASSOCIATES
                             -------------------------
                                 SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                         BOND FUNDS SEMI-ANNUAL REPORT
                               TABLE OF CONTENTS


Chairman's Letter                                                           2

Performance Summary                                                         4

Average Annual Total Returns                                                6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

                  Money Market Fund                                         8

                  U.S. Government Securities Fund                          12

                  Tax-Free Income Fund                                     18

                  Minnesota Tax-Free Income Fund                           34

                  Bond Fund                                                46

Notes to Portfolios of Investments                                         50

Statements of Assets and Liabilities                                       51

Statements of Operations                                                   52

Statements of Changes in Net Assets                                        54

Notes to Financial Statements                                              56

Financial Highlights                                                       60

A Look at the Sit Mutual Funds                                             65

         This document must be preceded or accompanied by a Prospectus.

[PHOTO]
SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 2002

CHAIRMAN'S LETTER


Dear fellow shareholders:

Interest rates fell sharply during the past six months, driving bond prices higher as equity prices fell. Record outflows of money from stock mutual funds and the corresponding inflow into bond mutual funds were the result of investors' flight to quality. This flight to quality occurred as the 10-year U.S. Treasury yield fell to 3.62% on September 30th from 5.41% on March 31st, while the S&P 500 fell -28.9% during the same time period, ending at 815.28.

ECONOMIC OVERVIEW
The domestic economy grew +1.3% in the second quarter, well below its potential of +3% to +3.5%. We see gradual improvement taking place. We arrive at this conclusion by examining year-over-year percentage changes in quarterly U.S. real GDP. For example, the year-over-year percentage changes in total real GDP have been improving in each of the past three quarters, increasing from +0.1% to +1.4% and finally to +2.2% in the second quarter. Our point is that the +2.2% year-over-year growth rate for the second quarter is considerably more positive than the +1.3% quarterly annualized rate. There is a strong consensus that third quarter real GDP growth will be sharply higher when it is announced on October 31st, which could boost the year-over-year rate of increase to in excess of +3%. Third quarter U.S. real GDP growth will increase substantially due to the consumer sector, which accounts for approximately two-thirds of total economic activity. Consumer spending figures for July and August indicate an annualized growth rate of over +4.0%, compared to only +1.8% for the second quarter. Based on our forecasts for 2003, we expect that the economy will be able to sustain a greater than +3% average growth rate for all of next year.

Other sectors of the economy should also contribute positively in the third quarter. First, home sales and new construction have been strong, largely due to low mortgage rates. Low mortgage rates have also spurred a surge of mortgage refinancings, which are typically followed by periods of strong consumer spending. Also, government spending remains the strongest sector of the economy. Given the existing fiscal stimulus measures in place and the increasing likelihood of an escalation of Middle East involvements, it is difficult to believe this sector will decelerate significantly.

The production side of the economy is a legitimate cause of concern as the Institute for Supply Management's activity measure slipped below the 50.0 equilibrium point in September (the actual figure was 49.5), indicating a modest degree of contraction. However, we would note that the same modest weakness occurred in the post-1991 recession recovery period, which appears to have the greatest similarity to the current modest expansion. The ISM Index moved above and below the 50.0 level several times over the 1991-93 period, which is best described as a period of slow growth.

Regarding the domestic fiscal environment, the U.S. budget deficit was $200 billion in the first eleven months of the 2002 fiscal year. Although some of the deficit can be explained by special timing differences, this contrasts sharply to a surplus of $92 billion in the previous year. The status of U.S. fiscal policy has deteriorated meaningfully over the past year, understandably as the nation was placed in a wartime status. The country is, thus far, fortunate in that even the most pessimistic federal deficit forecasts of $200 billion in fiscal 2003 are manageable when related to the total size of the U.S. economy.

In recent weeks, the word "deflation" has been appearing more frequently in the financial press in connection with the general downgrading of global economic forecasts. However, the Consumer Price Index is actually accelerating gradually, and UBS Warburg's Leading Indicator of Inflation has advanced +5.4% year to date, which implies somewhat greater price inflation in 2003.

Our conclusion is that the domestic economy is performing better than it feels. We should see evidence of this with the third quarter real GDP report later this month, but one quarter will not be sufficient to restore confidence completely. Our preliminary 2003 quarterly forecast for economic real growth is approximately +3.0%. We expect consumer price inflation of +2.5%, causing modestly rising interest rates. The biggest near-term risk to our forecast is external shocks, including possible military action in the Middle East.

STRATEGY SUMMARY
At its most recent meeting on September 24th, the Federal Open Market Committee left interest rates unchanged with the target for the federal funds continuing at 1.75%. Our interpretation of the text accompanying the decision leaves the door open to further Fed easing if the economy fails to regain momentum. Although the Committee stated, "aggregate demand is growing at a moderate pace," uncertainty persists over the pickup in activity "owing in part to the emergence of heightened geopolitical risks."

The rally in U.S. Treasures was unmatched by any other sector for the six months ended September 30, 2002. We strongly believe that the strength in U.S. Treasuries and corresponding relative weakness of other sectors is unsustainable. Typically, acute rallies in U.S. Treasuries are followed by one or more periods of material underperformance. Consequently, we are maintaining our significant underweighting in U.S. Treasuries and have structured bond portfolios defensively against a rise in interest rates. Our Sit Bond Fund has an "AAA" average credit quality, yet yields 1.50% more than the Lehman Aggregate Bond Index and 3.25% more than similar duration U.S. Treasuries. Our Sit U.S. Government Securities Fund is 100% invested in bonds issued by the U.S. Government or its agencies and yields 3.03% more than similar duration U.S. Treasuries.

During the past two quarters, municipal bond yields declined to new lows, despite declining only about two-thirds as much as Treasury yields. The yield on the Bond Buyer 40-Bond Index fell to 4.88% at September 30th, breaking through its all time historical low of 4.95% reached in early October 1998. Aside from the Treasury sector, municipals performed competitively versus taxable bonds for the six-month period. The best-performing sectors were the longer-duration, higher-quality education and water/sewer sectors, and the transportation sector, the latter reflecting a rebound from weak performance after 9/11/01. Demand from mutual funds, property/casualty companies, and crossover buyers (those who seek to take advantage of temporary inefficiencies in valuation between municipals and taxables), contributed to lower municipal yields in the past six months.

Municipals appear cheaply valued relative to comparable duration U.S. Treasuries, and to a lesser degree, high quality corporate bonds. Our municipal bond funds remain defensively positioned in anticipation of higher interest rates next year.

We believe our focus on high current income and relative stability of principal value will provide attractive incremental returns to shareholders over long time periods. We appreciate your continued interest in Sit Mutual Funds and look forward to helping you achieve your long-term investment goals.



With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SEPTEMBER 30, 2002

PERFORMANCE SUMMARY - BOND FUNDS

     U.S. Treasury yields fell sharply the past six months, as the economy showed signs of slowing growth. While the consumer continued to spend, benefiting from record levels of mortgage refinancing and very low levels of inflation, businesses were reluctant to hire new workers or make capital expenditures. The Federal Reserve has shifted to a policy outlook that places the risk of economic weakness as greater than rising inflation. The market now believes that a reduction of the federal funds rate is more likely than an increase, the opposite of the view held six months ago. Bond yields declined across all maturities of the Treasury yield curve, with the 10-year Treasury reaching a 41-year low and the 2-year Treasury reaching an all-time low.
     The drop in interest-rate levels on U.S. Treasury securities to record lows caused this sector to be the best performing in the taxable bond market. The sector had a total return of +12.2% for the six-month period, widely outperforming all others. Agencies and corporates, while providing high historical returns, lagged U.S. Treasuries substantially. The worst performing sectors were mortgages and asset-backed securities, as low interest rates have led to record levels of refinancing.
     Municipal bond yields also declined to new lows during the period. The yield in the Bond Buyer 40-Bond Index fell to 4.88% at the end of September, breaking through its all-time, historical low at 4.95% reached in early October 1998. Municipal yields declined much less than Treasury yields. For example, the Bond Buyer Index was yielding 34% more than the 10-year Treasury rate as of September 30th. By historical standards, municipals remain very cheaply valued compared to Treasury bonds. Portfolios remain defensively positioned in anticipation of higher rates next year.




                                                 1993                 1994
SIT MONEY MARKET FUND (1)                        0.46%(2)             3.84%
-------------------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                  7.34                 1.77
-------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                        10.42                -0.63
-------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
       INCOME FUND                               1.60(2)              0.63
-------------------------------------------------------------------------------
SIT BOND FUND                                    0.34(2)             -1.31
-------------------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                       0.53(2)              4.47
LEHMAN INTER. GOVERNMENT BOND INDEX              8.17                -1.75
LEHMAN 5-YEAR MUNICIPAL BOND INDEX               8.73                -1.28
LEHMAN AGGREGATE BOND INDEX                      0.54(2)             -2.92


                                                  NASDAQ
                                                  SYMBOL           INCEPTION
                                                  ------           ---------
SIT MONEY MARKET FUND                              SNIXX            11/01/93
-------------------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                    SNGVX            06/02/87
-------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                           SNTIX            09/29/88
-------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND                 SMTFX            12/01/93
-------------------------------------------------------------------------------
SIT BOND FUND                                      SIBOX            12/01/93
-------------------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                                          11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                                 05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                                  09/30/88
LEHMAN AGGREGATE BOND INDEX                                         11/30/93


[TABLE CONTINUED ON FOLLOWING PAGE]


(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2)  Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 9/30/02.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/02 was 1.26%.
(5) For individuals in the 27%, 30%, 35%, and 38.6% federal tax brackets, the federal tax equivalent yields are 6.47%, 6.74%, 7.26% and 7.69%, respectively (Income subject to state tax, if any).

[TABLE CONTINUED FROM PREVIOUS PAGE]

TOTAL RETURN - CALENDAR YEAR                                                        30-DAY
                                                                                   SEC YIELD
                                                                            YTD      AS OF    DISTRIBUTION
      1995      1996      1997      1998      1999      2000      2001     2002     9/30/02      RATE (3)
      5.58%     5.08%     5.22%     5.17%     4.79%     6.03%     3.67     0.97%     1.26%(4)
----------------------------------------------------------------------------------------------------------
     11.50      4.99      8.19      6.52      1.37      9.15      8.56     4.99      4.71         5.05%
----------------------------------------------------------------------------------------------------------
     12.86      5.69      9.87      6.29     -4.01      8.32      5.84     5.43      4.72(5)      4.61
----------------------------------------------------------------------------------------------------------

     11.90      5.89      8.19      6.14     -3.82      8.09      5.85     6.22      4.69(6)      4.72
----------------------------------------------------------------------------------------------------------
     16.83      4.25      9.44      6.52     -0.34      9.25      8.36     6.31      6.00         5.81
----------------------------------------------------------------------------------------------------------

      5.98      5.27      5.32      5.01      4.88      6.16      3.50     1.34
     14.41      4.06      7.72      8.49      0.49     10.47      8.42     8.58
     11.65      4.22      6.38      5.84      0.74      7.72      6.21     8.35
     18.47      3.63      9.65      8.69     -0.82     11.63      8.44     8.55



                                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                         PERIODS ENDED SEPTEMBER 30, 2002
         TOTAL RETURN
       QUARTER SIX MONTHS                                                               SINCE
   ENDED 9/30/02   ENDED 9/30/02                      1 YEAR    5 YEARS    10 YEARS   INCEPTION

       0.33%           0.66%                           1.46%      4.38%        --       4.57%
-----------------------------------------------------------------------------------------------
       1.87            4.24                            5.95       6.49       6.45%      7.69
-----------------------------------------------------------------------------------------------
       2.69            4.91                            5.13       4.84       6.08       6.70
-----------------------------------------------------------------------------------------------
       2.65            5.24                            6.27       4.96         --       5.66
-----------------------------------------------------------------------------------------------
       2.25            6.24                            6.92       6.41         --       6.63
-----------------------------------------------------------------------------------------------
       0.45            0.87                            1.83       4.43         --       4.73
       4.82            8.87                            8.43       7.70       6.77       7.95
       3.47            7.73                            7.85       6.09       5.94       6.73
       4.58            8.45                            8.60       7.83         --       7.28



(6) For Minnesota residents in the 27%, 30%, 35% and 38.6% federal tax brackets, the double exempt tax equivalent yields are 6.97%, 7.27%, 7.83% and 8.29%, respectively (Assumes the maximum Minnesota tax bracket of 7.85%).

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

The tables on the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2001. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rates in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).



SIT U. S. GOVERNMENT SECURITIES FUND                                 1 YEAR        5 YEARS       10 YEARS
Return Before Taxes                                                   8.6%           6.7%           6.4%
Return After Taxes on Distributions                                   6.1%           4.3%           3.9%
Return After Taxes on Distributions and Sale of Fund Shares           5.6%           4.2%           3.9%
Lehman Intermediate Government Bond Index*                            8.4%           7.1%           6.7%



SIT TAX-FREE INCOME FUND                                             1 YEAR        5 YEARS        10 YEARS
Return Before Taxes                                                   5.8%           5.1%           6.1%
Return After Taxes on Distributions                                   5.8%           5.1%           6.0%
Return After Taxes on Distributions and Sale of Fund Shares           5.7%           5.1%           6.0%
Lehman 5-Year Municipal Bond Index*                                   6.2%           5.4%           5.7%



SIT MINNESOTA TAX-FREE INCOME FUND                                   1 YEAR        5 YEARS     SINCE INCEPTION
Return Before Taxes                                                   5.9%           4.8%           5.4%
Return After Taxes on Distributions                                   5.9%           4.8%           5.4%
Return After Taxes on Distributions and Sale of Fund Shares           5.7%           4.9%           5.5%
Lehman 5-Year Municipal Bond Index*                                   6.2%           5.4%           5.3%



SIT BOND FUND
Return Before Taxes                                                   8.4%           6.6%      SINCE INCEPTION
Return After Taxes on Distributions                                   5.6%           3.9%           3.8%
Return After Taxes on Distributions and Sale of Fund Shares           5.3%           3.9%           3.8%
Lehman Aggregate Bond Index*                                          8.4%           7.4%           6.9%

* Indices reflect no deduction for fees, expenses, or taxes.

SIT MONEY MARKET FUND
SIX MONTHS ENDED SEPTEMBER 30, 2002

[PHOTO]  MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

     The Sit Money Market Fund provided investors with a +0.33% return for the three months ended September 30, 2002, compared to a +0.25% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 113th of 388 funds in its Lipper peer group category for the third quarter of 2002. For the one year, three year, five year and since inception periods ended September 30, 2002, the Fund's performance ranked 162nd of 385 funds, 117th of 328 funds, 70th of 257 funds and 45th of 166 funds, respectively, in its Lipper peer group. As of September 30, 2002, the Fund's 7-day compound yield was 1.26% and its average maturity was 26 days, compared to 1.25% and 33 days, respectively, at June 30, 2002.
     The Federal Reserve Board held the federal funds rate steady at 1.75% during the quarter, despite receiving mixed economic signals. Three-month Treasury bill yields were fairly stable over the past quarter, ranging from 1.72% in early July, and finishing at 1.55% on September 30th. Current yield levels imply that the market is not expecting any tightening by the Fed in the fourth quarter of 2002. With the economic data reported in September and early October still mixed, the Fed could actually ease in the fourth quarter, although we believe steady policy is more likely. Until Fed policy becomes more clear, the Fund anticipates maintaining an average maturity near 30 days.
     The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity improves and stabilizes from a weak 2001, and global economic activity stabilizes as well, we foresee improvement in the short-term creditworthiness of top tier commercial paper issuers in general. Many of these issuers have strengthened their balance sheets and enhanced their liquidity over the past several months in response to the weaker economy and investor demands. As mentioned in the Annual Report, the Fund anticipates beginning to purchase top quality (A1/P1 - rated) asset-backed commercial paper to meet its investment needs in the coming year. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we hope to add top tier credits from the diversified finance industry and asset-backed commercial paper products to our list of permissible holdings.


                       INVESTMENT OBJECTIVE AND STRATEGY

The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                               PORTFOLIO SUMMARY

Net Asset Value     9/30/02:  $1.00  Per Share
                    3/31/02:  $1.00  Per Share

           Total Net Assets:  $70.0 Million


                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                                  [BAR GRAPH]

                    Consumer Loan Finance           17.1

                    Consumer Non-Durables           14.3

                    Financial Services              10.8

                    Energy                          10.0

                    Diversified Finance              8.6

                    Insurance                        7.2

                    Captive Auto Finance             5.4

                    Sectors Less Than 5%            25.9

                    Cash and Other
                      Net Assets                     0.7

                         AVERAGE ANNUAL TOTAL RETURNS*

                   SIT MONEY            3-MONTH                LIPPER
                    MARKET            U.S. TREASURY             MONEY
                     FUND                 BILL                MARKET AVG.
                     ----                 ----                -----------
3 Month**            0.33%                0.43%                  0.25%
6 Month**            0.66                 0.87                     n/a
1 Year               1.46                 1.81                   1.26
3 Year               3.98                 4.08                   3.73
5 Year               4.38                 4.43                   4.12
Inception            4.57                 4.73                   4.40
  (11/1/93)


                           CUMULATIVE TOTAL RETURNS*

                   SIT MONEY            3-MONTH                 LIPPER
                    MARKET            U.S. TREASURY              MONEY
                     FUND                 BILL                MARKET AVG.
                     ----                 ----                -----------
1 Year               1.46                 1.81                   1.26
3 Year              12.42                12.75                  11.60
5 Year              23.92                24.20                  22.39
Inception           48.94                51.04                  46.84
  (11/1/93)


*AS OF 9/30/2002.                                              **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (11/1/93) and held until 9/30/02 would have grown to $14,894 in the Fund or $15,104 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                                            LOWER OF MOODY'S,
                                                            S&P, FITCH OR DUFF &
                                                            PHELPS RATINGS USED.
                                  [PIE CHART]



                             First Tier Securities
                                      100%

                                   First Tier Securities              100%
                                   Second Tier Securities               0%

SIT MONEY MARKET FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

---------------------------------------------------------------------
 QUANTITY($)          NAME OF ISSUER               MARKET VALUE($)(1)
---------------------------------------------------------------------
COMMERCIAL PAPER (99.3%) (2)
   BANKING (4.3%)
                      Citicorp:
          1,500,000      1.73 %,11/18/02               1,496,540
          1,500,000      1.74 %,11/20/02               1,496,375
                                                    -------------
                                                       2,992,915
                                                    -------------

   CAPTIVE AUTO FINANCE (4.3%)
                      Toyota Motor Credit Corp.:
          2,000,000      1.70 %,10/16/02 (5)           1,998,583
          1,000,000      1.70 %,10/17/02 (5)             999,244
                                                    -------------
                                                       2,997,827
                                                    -------------

   CAPTIVE EQUIPMENT FINANCE (5.4%)
                      Caterpillar Financial Services Corp.:
            212,000      1.72 %,10/16/02                 211,848
          1,000,000      1.67 %,10/21/02                 999,072
            578,000      1.69 %,10/21/02                 577,457
          2,000,000   IBM Credit Corp.,
                         1.70 %,11/5/02                1,996,694
                                                    -------------
                                                       3,785,071
                                                    -------------

   COMMUNICATIONS (3.0%)
          2,100,000   Verizon Global Funding,
                         1.77 %,11/15/02 (5)           2,095,354
                                                    -------------

   CONSUMER DURABLES (4.3%)
                      American Honda Finance:
            500,000      1.75 %,10/3/02                  998,725
          1,500,000      1.72 %,10/24/02               1,498,352
          1,000,000      1.70 %,10/28/02                 499,951
                                                    -------------
                                                       2,997,028
                                                    -------------

   CONSUMER LOAN FINANCE (17.1%)
                      American Express Credit Corp.:
          2,000,000      1.74 %,10/23/02               1,997,873
          1,000,000      1.74 %,11/22/02                 997,487
                      American General Financial Corp.:
          1,000,000      1.71 %,11/1/02                  998,528
          2,000,000      1.75 %,11/21/02               1,995,042
                      Household Finance Corp.:
          1,000,000      1.73 %,11/12/02                 997,982
          2,000,000      1.76 %,11/15/02               1,995,600
                      Wells Fargo Financial, Inc.:
          2,000,000      1.72 %,11/6/02                1,996,560
          1,000,000      1.73 %,11/19/02                 997,645
                                                    -------------
                                                      11,976,717
                                                    -------------

   CONSUMER NON-DURABLES (14.3%)
                      Coca Cola Co.:
          1,000,000      1.71 %,10/18/02                 999,193
          1,000,000      1.65 %,10/21/02                 999,083
            993,000      1.70 %,11/4/02                  991,406
                      Coca Cola Enterprises:
          2,000,000      1.70 %,10/17/02 (5)           1,998,489
          1,000,000      1.74 %,11/7/02  (5)             998,212
          3,000,000   Kraft Foods, Inc.,
                         1.93 %,10/1/02                3,000,000
          1,000,000   Procter & Gamble Co.,
                         1.72 %,10/2/02                  999,952
                                                    -------------
                                                       9,986,335
                                                    -------------

   DIVERSIFIED FINANCE (8.6%)
                      GE Capital International Funding:
          1,100,000      1.71 %,10/10/02 (5)           1,099,530
          1,943,000      1.77 %,11/13/02 (5)           1,938,892
                      General Electric Capital Services:
          1,000,000      1.70 %,10/9/02                  999,622
          2,000,000      1.75 %,11/14/02               1,995,722
                                                    -------------
                                                       6,033,766
                                                    -------------

   ENERGY (10.0%)
                      BP Amoco Capital p.l.c:
            400,000      1.78 %,10/23/02                 399,565
            600,000      1.71 %,10/24/02                 599,345
                      Chevron UK Investment:
          1,000,000      1.71 %,10/8/02                  999,668
          2,000,000      1.73 %,10/25/02               1,997,693
                      Exxon Asset Management:
          1,000,000      1.71 %,10/4/02  (5)             999,858
          1,000,000      1.71 %,10/9/02  (5)             999,620
          1,000,000      1.71 %,10/10/02 (5)             999,572
                                                    -------------
                                                       6,995,321
                                                    -------------

   FINANCIAL SERVICES (10.8%)
          2,000,000   Deutsche Bank Financial, Inc.,
                         1.68 %,11/26/02               1,994,773
                      Transamerica Finance Corp.:
          1,000,000      1.75 %,10/22/02                 998,979
          1,600,000      1.77 %,11/8/02                1,597,011
                      UBS Finance Corp.:
          1,340,000      1.97 %,10/1/02                1,340,000
          1,600,000      1.70 %,10/15/02               1,598,942
                                                    -------------
                                                       7,529,705
                                                    -------------

---------------------------------------------------------------------
 QUANTITY($)          NAME OF ISSUER               MARKET VALUE($)(1)
---------------------------------------------------------------------
   HEALTH TECHNOLOGY (4.3%)
                      Pfizer, Inc.:
          1,000,000      1.71 %,10/30/02 (5)             998,623
          1,000,000      1.71 %,10/31/02 (5)             998,575
          1,000,000      1.72 %,11/22/02 (5)             997,516
                                                    -------------
                                                       2,994,714
                                                    -------------

   INSURANCE (7.2%)
                      AIG Funding, Inc.:
          1,500,000      1.72 %,10/7/02                1,499,570
          1,500,000      1.69 %,10/29/02               1,498,028
                      American Family Financial:
          1,074,000      1.91 %,10/11/02               1,073,430
          1,000,000      1.91 %,10/11/02                 999,469
                                                    -------------
                                                       5,070,497
                                                    -------------

   PRODUCER MANUFACTURING (1.4%)
          1,000,000   Siemen's AG,
                         1.70 %,10/1/02                1,000,000
                                                    -------------

   RETAIL TRADE  (4.3%)
                      Wal-Mart Stores, Inc.,
          2,000,000      1.69 %,10/1/02                2,000,000
          1,000,000      1.78 %,10/7/02                  999,703
                                                    -------------
                                                       2,999,703
                                                    -------------


Total Commercial Paper                                69,454,953
                                                    -------------
   (cost:  $69,454,953)



Total investments in securities
   (cost:  $64,454,953) (7)                          $69,454,953
                                                    =============


         See accompanying notes to portfolios of investments on page 50.

SIT U.S. GOVERNMENT SECURITIES FUND
SIX MONTHS ENDED SEPTEMBER 30, 2002

[PHOTO] MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER


     The Sit U.S. Government Securities Fund provided investors with a +4.2% return for the six months ended September 30, 2002, compared to +8.9% for the Lehman Intermediate Government Bond Index. The Fund ranked in the top 40% out of the 50 funds included in the Lipper(1) U.S. Government Fund universe for the 10-year period ended September 30, 2002.
     U.S. Treasury yields fell sharply during the past six months as yields for 2-year and 10-year U.S. Treasuries declined by roughly 200 and 180 basis points, respectively. At September 30, the 1.71% yield for the 2-year Treasury marked an all-time low, while the 3.62% yield for the 10-year Treasury has not been seen in 41 years. The rally in U.S. Treasuries was not matched by mortgages, which comprise the majority of the Fund's holdings, for the six-month period. Specifically, the +12.2% U.S. Treasury sector return exceeded that of mortgages by 4.9%. We had expected GDP to improve to at least +3% for the third quarter, which should have improved investor confidence and caused mortgages to outperform U.S. Treasuries. Oddly, our forecast for GDP appears correct, yet investor sentiment is not reacting to economic fundamentals.
     Returns reflected a dramatic flight to quality. We strongly believe that the strength in U.S. Treasuries and corresponding relative weakness of other sectors is unsustainable. For example, the 10-year maturity U.S. Treasury had a total return of +11.2% for the third quarter. Compounding that performance for four quarters would result in a one-year return of +53.1% and a yield of -1.65%!
     Investment activity for the period included purchases in seasoned high-coupon agency mortgage pass-through securities as existing holdings paid down as well as with proceeds from the growth of the Fund. These seasoned securities are less likely than other mortgage-backed securities to experience large increases in prepayments as interest rates decline. Since the homeowners of these underlying mortgages have not taken advantage of the opportunities to refinance in the past, they are less likely to refinance in the future.
     Typically, acute rallies in U.S. Treasuries are followed by periods of material underperformance. We believe U.S. Treasury yields will rise in the intermediate term as interest rates move away from historically low levels and as the economy benefits from increasing consumer disposable income, another round of record mortgage refinancings and continued decreases in income tax rates.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or it agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                               PORTFOLIO SUMMARY


            Net Asset Value   9/30/02:      $10.87 Per Share
                              3/31/02:      $10.69 Per Share
                     Total Net Assets:      $336.6 Million
                     30-day SEC Yield:        4.71%
           12-Month Distribution Rate:        5.05%
                     Average Maturity:        18.1 Years
                   Effective Duration:         1.8 Years(2)


(1) See next page.
(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

               Collateralized Mortgage Obligations        42.1

               GNMA Pass-Through                          17.4

               FNMA Pass-Through                          16.7

               FHLMC Pass-Through                         15.1

               Sectors Less Than 3.0%                      3.2

               Cash & Other Net Assets                     5.5

                         AVERAGE ANNUAL TOTAL RETURNS*

                        SIT
                    U.S. GOV'T.               LEHMAN                LIPPER
                    SECURITIES            INTER. GOV'T.           U.S. GOV'T.
                       FUND                BOND INDEX              FUND AVG.
                       ----                ----------              ---------

3 Month**             1.87%                   4.82%                 5.01%
6 Month**             4.24                    8.87                   n/a
1 Year                5.95                    8.43                  8.21
5 Year                6.49                    7.70                  7.09
10 Year               6.45                    6.77                  6.55
Inception             7.69                    7.95                  7.61
   (6/2/87)


                           CUMULATIVE TOTAL RETURNS*

                        SIT
                    U.S. GOV'T.               LEHMAN                LIPPER
                    SECURITIES            INTER. GOV'T.           U.S. GOV'T.
                       FUND                BOND INDEX              FUND AVG.
                       ----                ----------              ---------

1 Year                5.95%                   8.43%                 8.21%
5 Year               36.94                   44.91                 40.84
10 Year              86.81                   92.60                 88.59
Inception           211.72                  223.57                207.92
      (6/2/87)

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 9/30/02. Sit U.S. Government Securities Fund rankings for the 3-, 5-, and 10-year periods were 127th of 147 funds, 93rd of 129 funds and 20th of 50 funds, respectively.


                               GROWTH OF $10,000

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (6/2/87) and held until 9/30/02 would have grown to $31,172 in the Fund or $32,357 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                           ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

                           0-1 Year                 5.5%

                           1-5 Years               90.4%

                           5-10 Years               3.1%

                           10-20 Years              0%

                           20+ Years                1.0%

U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

---------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER              MARKET VALUE($)(1)
---------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (49.2%) (2)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (15.1%):
      2,063,520   8.00%, 12/1/16                     2,206,677
      2,744,670   8.00%, 12/1/27                     2,961,670
        402,724   8.00%, 7/1/28                        432,286
      1,800,950   8.00%, 6/1/30                      1,943,305
      1,144,546   8.50%, 5/1/16                      1,259,000
        353,672   8.50%, 1/1 - 7/1/17                  384,766
      1,870,911   8.50%, 1/1 - 8/1/25                2,000,119
         35,378   8.50%, 11/1/26                        38,285
      2,699,477   8.50%, 12/1/29                     2,885,908
      1,564,743   8.50%, 8/1/30                      1,683,565
        159,765   8.75%, 1/1/17                        173,714
         18,615   9.00%, 4/1/03                         18,720
          8,101   9.00%, 10/1/04                         8,235
         54,463   9.00%, 12/1/05                        57,643
        163,979   9.00%, 1/1- 2/1/06                   173,554
        559,347   9.00%, 5/1 - 12/1/09                 605,631
         48,291   9.00%, 10/1/13                        53,096
        755,961   9.00%, 5/1 - 11/1/16                 836,711
      1,680,541   9.00%, 1/1 - 10/1/17               1,846,772
        222,337   9.00%, 6/1/18                        244,744
        779,323   9.00%, 6/1-10/1/19                   860,371
      2,097,906   9.00%, 3/1 - 9/1/20                2,299,735
      2,678,012   9.00%, 5/1 - 8/1/21                2,920,037
        106,138   9.00%, 3/1/22                        117,470
        248,811   9.00%, 4/1/25                        275,005
        144,705   9.25%,  7/1-8/1/08                   155,786
         88,422   9.25%, 8/1/09                         89,984
        139,897   9.25%, 7/1/10                        148,399
        128,555   9.25%, 3/1/11                        137,529
        170,815   9.25%, 6/1/16                        188,670
         99,603   9.25%, 3/1/17                        110,015
      1,019,096   9.25%, 2/1/18                      1,113,902
        641,907   9.25%, 1/1 - 3/1/19                  695,149
        124,469   9.50%, 10/1/05                       130,101
        124,384   9.50%, 10/1/08                       134,394
        465,289   9.50%, 2/1 - 6/1/10                  500,614
        428,879   9.50%, 1/1 - 6/1/11                  462,407
        375,677   9.50%, 6/1 - 10/1/16                 417,622
        152,966   9.50%, 6/1 - 9/1/17                  170,273
        213,491   9.50%, 4/1-12/1/18                   237,574
      1,308,256   9.50%, 6/1 - 11/1/19               1,462,096
        470,103   9.50%, 7/1 - 9/1/20                  519,341
      5,676,853   9.50%, 8/1-12/17/21                6,230,428
        147,457   9.75%, 12/1/08                       162,825
        161,840   9.75%, 11/1/09                       178,812
         40,520   9.75%, 6/1/11                         44,769
      1,260,663   9.75%, 12/1/16                     1,415,809
        607,684   9.75%, 6/1 - 12/1/17                 688,193
         21,391   9.85%, 5/1/16                         24,316
        214,302   10.00%, 11/1/10                      237,636
        337,309   10.00%, 11/1/11                      386,388
      3,577,853   10.00%, 6/15/17                    4,099,996
      1,211,010   10.00%, 6/1 - 9/1/20               1,390,206
        601,911   10.00%, 3/1 - 10/1/21                683,822
        116,270   10.25%, 6/1/10                       130,498
         55,130   10.25%, 2/1/17                        61,876
        110,551   10.29%, 9/1/16                       124,841
            763   10.50%, 4/1/04                           780
        158,838   10.50%, 10/1/13                      181,457
        302,505   10.50%, 5/1/14                       340,831
         82,349   10.50%, 9/1/15                        94,675
        168,063   10.50%, 1/1/19                       194,607
        160,963   10.50%, 7/1/20                       189,335
         38,046   11.00%, 12/1/11                       43,662
         57,486   11.00%, 6/1/15                        66,502
         99,883   11.00%, 2/1/18                       116,344
        226,259   11.00%, 5/1 - 7/1/19                 260,268
         37,738   11.25%, 10/1/09                       42,955
        245,603   11.25%, 8/1/11                       286,386
        121,388   13.00%, 5/1/17                       139,063
                                                 --------------
                                                    50,778,155
                                                 --------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (16.7%):
        243,574   7.24%, 5/1/07                        277,748
        337,799   7.54%, 6/1/16                        386,812
        312,368   8.00%, 1/1/22                        338,431
        126,176   8.00%, 4/1/25                        136,006
      1,592,804   8.00%, 6/1 - 9/1/27                1,718,070
      1,537,540   8.00%, 9/1/29                      1,648,500
        338,123   8.00%, 2/1/30                        362,993
        280,075   8.33%, 7/15/20                       309,099
         70,333   8.50%, 8/1/06                         75,504
        248,608   8.50%, 11/1/10                       267,564
      1,979,024   8.50%, 2/1/16                      2,178,781
        222,142   8.50%, 4/1 - 9/1/17                  241,473
        238,949   8.50%, 8/1/18                        262,620
        358,576   8.50%, 7/1/22                        393,649
         43,917   8.50%, 5/1/24                         48,144
        608,987   8.50%, 2/1-9/1/25                    660,795
        888,369   8.50%, 7/1/26                        951,531
        628,348   8.87%, 12/15/25                      688,055
         17,268   8.875%, 3/1/17                        19,039
      1,415,496   9.00%, 1/1-5/1/09                  1,520,065
         61,182   9.00%, 4/1/10                         66,033
        178,860   9.00%, 3/1/11                        195,069
        384,861   9.00%, 11/1/16                       425,260
        844,806   9.00%, 1/1 - 12/1/17                 927,040
         48,320   9.00%, 2/1/18                         53,680
        347,203   9.00%, 9/1 - 12/15/19                382,737
         59,311   9.00%, 9/1/20                         65,893
        643,156   9.00%, 3/1 - 11/1/21                 709,242
        200,066   9.00%, 4/1/25                        220,510
        308,659   9.00%, 12/1/26                       339,629
      3,849,356   9.00%, 5/1 - 8/15/30               4,237,903
      3,455,407   9.09%, 10/15/23                    3,809,560
        589,756   9.25%, 10/1/09                       635,551

---------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER              MARKET VALUE($)(1)
---------------------------------------------------------------
        234,617   9.25%, 7/1/10                        257,074
         38,047   9.25%, 4/1/12                         39,955
        238,712   9.25%, 10/1 - 12/1/16                263,436
         73,039   9.25%, 3/1/17                         80,603
      1,244,388   9.34%, 8/20/27                     1,415,002
         66,087   9.375%, 5/1/16                        73,089
         47,871   9.50%, 1/1/06                         48,779
         57,789   9.50%, 9/1/08                         61,517
        210,267   9.50%, 12/1/09                       228,653
         70,566   9.50%, 1/1/11                         76,322
         41,656   9.50%, 10/1/13                        45,578
         56,088   9.50%, 5/1/14                         59,706
        517,124   9.50%, 4/1 - 9/1/16                  570,626
        129,435   9.50%, 9/1/17                        143,470
        345,816   9.50%, 11/1 - 12/1/18                385,587
        477,505   9.50%, 5/1 - 12/1/19                 533,955
      2,347,897   9.50%, 3/1 - 12/15/20              2,608,370
      1,182,150   9.50%, 3/1 - 7/1/21                1,316,498
        755,063   9.50%, 5/1/22                        836,536
        528,855   9.50%, 4/1/25                        586,256
        433,410   9.50%, 8/1/30                        480,002
        474,465   9.75%, 1/15/13                       537,032
      1,735,712   9.75%, 1/1 - 10/1/21               1,985,906
        747,023   9.75%, 4/1/25                        849,038
        230,323   10.00%, 3/1 - 5/1/11                 257,929
        256,902   10.00%, 6/1/14                       283,373
      3,185,510   10.00%, 2/1 - 3/1/15               3,636,933
        187,962   10.00%, 11/1/16                      214,101
        474,898   10.00%, 9/1 - 12/1/19                542,539
      1,064,607   10.00%, 6/1 - 11/1/20              1,232,096
      1,126,998   10.00%, 1/1 - 10/1/21              1,296,481
        340,104   10.00%, 5/1/22                       380,619
        476,973   10.00%, 1/1/24                       550,973
        497,661   10.00%, 7/1/28                       575,866
      1,480,058   10.25%, 8/15/13                    1,690,073
         74,348   10.50%, 5/1/09                        83,198
        136,970   10.50%, 5/1/15                       154,305
      3,378,434   10.50%, 1/1/16                     3,873,828
        355,214   10.50%, 12/1/17                      404,389
         25,053   10.75%, 11/1/10                       28,134
        112,808   11.00%, 10/1/06                      119,195
        106,873   11.00%, 9/1/12                       120,332
          8,573   11.00%, 4/1/14                         9,879
        106,757   11.00%, 8/1/15                       121,707
      1,405,394   11.27%, 8/15/20                    1,604,252
        790,432   11.75%, 10/20/22                     904,643
                                                 --------------
                                                    56,120,821
                                                 --------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (17.4%) (3):
        165,879   6.75%, 9/15/15                       173,452
         48,775   7.00%, 9/20/16                        51,305
        116,113   7.25%, 8/15/10                       124,350
        108,062   7.25%, 5/15/22                       114,611
        476,600   7.375%, 3/15/31                      503,856
         42,048   7.50%, 3/15/07                        44,795
        216,924   7.50%, 5/15/16                       230,865
      1,291,435   7.55%, 7/20 - 10/20/22             1,384,693
        357,229   7.65%, 10/20/21                      383,897
        582,681   7.65%, 7/20/22                       625,903
      2,332,962   7.75%, 6/15 - 11/15/20             2,523,973
        569,171   7.95%, 2/15/20                       617,939
             43   8.00%, 7/15/03                            44
         54,393   8.00%, 10/15/12                       58,687
        996,730   8.00%, 5/15 - 9/15/16              1,077,990
      1,792,813   8.00%, 2/15/22                     1,946,612
        893,732   8.00%, 10/20/23                      965,151
      1,047,149   8.00%, 2/20 - 12/20/26             1,124,907
        282,712   8.25%, 12/15/11                      305,279
         99,545   8.25%, 1/15/12                       107,684
        208,965   8.25%, 8/15/15                       227,050
      1,569,100   8.25%, 4/15/19                     1,714,453
        526,601   8.25%, 1/15 - 2/15/20                574,370
        534,115   8.25%, 4/15 - 6/15/27                577,178
        261,216   8.25%, 1/15/28                       281,133
        128,100   8.50%, 12/15/11                      138,919
        317,567   8.50%, 1/15/12                       345,055
        179,476   8.50%, 4/15/15                       195,927
        448,423   8.50%, 9/15/16                       489,807
        410,289   8.50%, 1/15/17                       448,082
        675,301   8.50%, 2/15 - 10/20/22               738,627
        317,990   8.50%, 9/20/24                       347,117
      1,162,083   8.50%, 3/20 - 8/20/25              1,263,696
      1,066,475   8.50%, 12/20/26                    1,157,905
        536,618   8.50%, 3/20 - 6/15/30                578,469
        605,914   8.60%, 3/15 - 6/15/18                666,355
        172,129   8.63%, 10/15/18                      190,238
         15,094   8.75%, 5/15/03                        15,372
        238,648   8.75%, 5/15 - 11/15/06               256,461
         84,497   8.75%, 2/15 - 3/15/07                 90,016
         77,613   8.75%, 11/15/09                       83,780
        579,457   8.75%, 6/15 - 12/15/11               631,438
         79,257   8.75%, 7/15/21                        87,547
         27,950   9.00%, 10/15/04                       29,191
      1,226,719   9.00%, 4/15 - 10/15/06             1,322,550
        137,113   9.00%, 6/15 - 10/15/07               146,571
        271,396   9.00%, 9/15 - 12/15/08               294,353
        477,921   9.00%, 2/15 - 12/15/09               524,745
        486,959   9.00%, 7/15/10                       533,957
      1,693,072   9.00%, 5/15 - 10/15/11             1,857,184
         84,646   9.00%, 1/15/12                        92,902
        731,165   9.00%, 7/15 - 12/20/15               811,527
        225,163   9.00%, 5/20 - 7/20/16                249,384
      3,173,935   9.00%, 1/15 - 8/20/17              3,510,884
        182,795   9.00%, 5/15/18                       197,990
        993,297   9.00%, 12/15/19                    1,105,546
         37,891   9.00%, 7/20 - 10/20/21                41,972
      1,423,136   9.00%, 11/15 - 12/15/24            1,583,715
        345,352   9.00%, 2/20 - 7/20/25                381,433

        See accompanying notes to portfolios of investments on page 50.

U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

---------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER              MARKET VALUE($)(1)
---------------------------------------------------------------
        218,392   9.10%, 5/15/18                       244,207
         11,867   9.25%, 4/15/03                        12,090
         72,540   9.25%, 3/15/05                        77,298
        277,782   9.25%, 11/15/09                      304,312
        291,452   9.25%, 1/15 - 11/15/10               320,913
        168,501   9.25%, 11/15/11                      186,274
         63,321   9.25%, 4/15/12                        69,983
        137,791   9.25%, 5/15 - 10/15/16               153,886
        201,777   9.25%, 2/20 - 11/20/17               224,880
        283,135   9.25%, 3/1/19                        311,095
          8,165   9.50%, 1/20 - 3/15/05                  8,727
         64,087   9.50%, 1/15/06                        69,540
      1,282,004   9.50%, 6/15 - 11/15/09             1,420,139
        698,897   9.50%, 1/15 - 11/15/10               776,370
        265,168   9.50%, 1/15 - 3/15/11                294,405
        498,344   9.50%, 3/20 - 11/20/16               559,924
      1,670,757   9.50%, 1/15 - 12/20/17             1,880,372
      2,190,481   9.50%, 4/15 - 10/15/18             2,460,473
        604,274   9.50%, 1/15 - 12/15/19               680,158
         85,866   9.50%, 1/15 - 10/15/20                96,826
        169,686   9.50%, 1/15 - 8/15/21                191,383
        988,179   9.50%, 8/15/22                     1,114,723
         12,964   9.75%, 12/15/03                       13,243
          5,852   9.75%, 3/15/04                         6,148
        291,079   9.75%, 6/15 - 9/15/05                311,810
        110,997   9.75%, 1/15 - 2/15/06                120,561
        245,140   9.75%, 8/15 - 9/15/09                271,472
        774,192   9.75%, 8/15 - 12/15/10               862,190
        627,055   9.75%, 1/15/11                       701,545
        814,331   9.75%, 10/15 - 12/15/12              914,296
         33,758   9.75%, 4/15/18                        38,349
         23,920   10.00%, 11/15/03                      24,460
         29,806   10.00%, 5/15/04                       31,378
        299,775   10.00%, 7/15/05                      321,975
         38,422   10.00%, 1/15/06                       41,867
        113,027   10.00%, 11/15/08                     124,765
         22,229   10.00%, 5/15 - 11/15/09               24,780
        507,067   10.00%, 6/15 - 11/15/10              567,055
         40,274   10.00%, 1/15/11                       45,253
        100,977   10.00%, 10/15/15                     115,273
         38,617   10.00%, 3/20/16                       43,956
         92,507   10.00%, 11/15/17                     105,836
         20,320   10.00%, 10/15/18                      23,255
      1,275,911   10.00%, 2/15 - 11/15/19            1,451,273
         96,470   10.00%, 1/15 - 12/15/20              110,456
        136,472   10.00%, 6/15/21                      156,302
          4,666   10.25%, 12/15/02                       4,692
         26,170   10.25%, 5/15 - 8/15/04                27,603
         87,966   10.25%, 7/15/05                       94,770
         72,162   10.25%, 5/15/09                       79,453
        159,593   10.25%, 1/15 - 7/15/12               178,345
          1,806   10.50%, 12/15/02                       1,816
         78,232   10.50%, 6/15/09                       86,489
         57,678   10.50%, 7/15/10                       64,178
         45,195   10.50%, 9/15 - 11/15/15               52,271
         50,975   10.50%, 3/15 - 12/15/16               59,062
         90,942   10.50%, 8/20/17                      105,038
         88,882   10.50%, 11/15/18                     103,274
        176,923   10.50%, 6/15/19                      205,784
        930,229   10.50%, 2/15/20                    1,080,055
          5,327   10.75%, 9/15/03                        5,465
         39,911   10.75%, 9/15/05                       43,258
         45,379   10.75%, 8/15/06                       49,963
         18,333   10.75%, 1/15/10                       20,483
         31,084   10.75%, 7/15 - 8/15/11                34,907
         39,778   11.00%, 6/15/04                       42,224
        744,122   11.00%, 1/15 - 9/15/10               853,481
         15,312   11.00%, 7/15/13                       17,726
        113,378   11.25%, 9/15 - 10/15/05              123,376
        246,450   11.25%, 6/15 - 9/15/10               277,647
        893,691   11.25%, 2/15 - 11/15/11            1,012,244
         23,265   11.75%, 5/15 - 6/15/04                24,880
                                                 --------------
                                                    58,682,852
                                                 --------------


Total mortgage pass-through securities             165,581,828
                                                 --------------
    (cost: $161,395,216)

TAXABLE MUNICIPAL SECURITIES (0.6%) (2)
         65,000   Alabama Hsg. Fin. Auth. Multifamily
                   Series 1999B, 5.70%, 9/1/03          66,225
        268,000   Bernalillo Multifamily Rev. Series
                   1998A, 7.50%, 9/20/20               298,348
         50,000   California Comm. Dev. Auth. Rev.
                   Series 2000, 7.50%, 5/20/04          52,061
        100,000   Cuyahoga County Multifamily Rev.
                   Series 2000B, 7.00%, 1/20/08        113,725
        105,000   Dakota Multifamily Rev. Series
                   1999A, 6.50%, 12/20/05              111,911
        205,000   Louisiana Comm. Dev. Auth Rev.
                   Series 2002B, 5.25%, 12/20/07       215,191
        500,000   Maplewood Multifamily Rev.
                   Series 1998B, 6.75%, 7/20/15        557,890
        135,000   Metro Govt. (TN) Series 2001 - A2,
                   7.00%, 6/20/04                      142,420
        330,000   Nortex Multifamily Rev. Series
                   1999T, 6.50%, 3/20/06               354,532
                                                 --------------

Total taxable municipal securities                   1,912,303
                                                 --------------
    (cost: $1,757,934)

U.S.  TREASURY SECURITIES (2.6%) (2)
      9,300,000   U.S. Treasury Strips, Zero Coupon,
                   5.94% Effective Yield, 11/15/27   2,579,764
      5,000,000   U.S. Treasury Note, 5.00%, 8/15/11 5,552,930
        700,000   U.S Treasury Bond, 5.50%, 8/15/28    768,961
                                                 --------------

Total U.S. Treasury securities                       8,901,655
                                                 --------------
    (cost: $7,958,760)

---------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER              MARKET VALUE($)(1)
---------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (42.1%) (2)
                  Federal Home Loan Mtg. Corp.:
        123,000    54-CB, 7.75%, 3/18/25               129,848
        203,489    1006-C, 9.15%, 10/15/20             215,337
      1,180,308    1633-D, 6.50%, 12/15/23           1,190,500
      4,348,945    2106-C, 6.00%, 2/15/27            4,384,568
     10,000,000    2125-OE, 6.25%, 1/15/24          10,271,481
        335,340    2138-WA, 6.50%, 3/15/14             336,637
        321,648    2306, 6.125%, 12/15/13              323,439
      5,789,190    2325-AL, 6.50%, 6/15/31           5,827,024
      5,000,000    2340-EC, 6.00%, 3/15/25           5,147,806
      2,007,078    2360-GM, 6.50%, 6/15/29           2,063,683
      4,600,000    2283-PB, 7.00%, 3/15/27           4,637,037
      4,130,976    2357-AK, 6.50%, 9/1/31            4,177,148
      5,548,508    2373-IB, 6.25%, 10/15/31          5,602,108
        743,737    2424-KD, 8.50%, 3/15/32             762,217
      4,038,186    2446-GB, 8.50%, 9/15/31           4,129,736
      2,072,619    2448-CG, 8.50%, 5/15/32           2,117,091
      1,081,242    2448-CK, 8.50%, 12/15/12          1,102,740
        397,730    2448-HD, 8.50%, 5/15/32             407,002
      2,612,165    2451-MP, 8.50%, 3/15/32           2,689,165
      5,753,698    2465-P, 8.50%, 6/15/32            5,895,314
                  Federal National Mtg. Association:
      1,609,163    FNS 265-2, 9.00%, 3/1/24          1,806,697
        705,664    1988-30D, 9.50%, 12/25/18           801,629
      2,306,021    1989-38E, 9.00%, 7/25/19          2,568,177
      2,140,649    1989-96, 9.00%, 12/25/19          2,391,126
        809,398    1990-5H, 9.25%, 1/25/20             907,072
      1,767,893    1990-18K, 9.60%, 3/25/20          1,992,360
      1,497,388    1990-24Z, 9.50%, 3/25/20          1,685,854
        486,741    1990-35E, 9.50%, 4/25/20            546,196
        961,490    1990-107Z, 9.00%, 9/25/20         1,073,709
        431,551    1990-111Z, 8.75%, 9/25/20           479,746
      1,085,381    1990-45J, 9.50%, 5/25/20          1,223,332
        686,941    1990-49G, 9.00%, 5/25/20            738,419
        345,969    1990-67Z, 9.00%, 6/25/20            385,875
        422,647    1990-77D, 9.00%, 6/25/20            472,128
        525,676    1990-116H, 9.00%, 10/25/20          580,983
        887,615    1990-117E, 8.95%, 10/25/20          990,599
      1,258,165    1990-129J, 9.50%, 11/25/20        1,425,520
        110,720    1991-1G, 7.00%, 1/25/21             119,109
        158,880    1991 -3Z, 8.50%, 1/25/21            172,437
      2,310,780    1991-109Z, 8.50%, 9/25/21         2,543,208
        856,020    1992-29J, 8.00%, 7/25/22            955,687
        140,000    1993-21KA, 7.70%, 3/25/23           154,989
        533,138    1995-2Z, 8.50%, 1/25/25             579,578
      7,438,885    1998-62DC, 9.00%, 11/25/28        8,151,011
        351,988    2000-M1A, 7.372%, 1/17/13           379,223
      2,148,290    2001-20DB, 6.00%, 1/25/29         2,206,529
      9,033,981    2002-50LE, 7.00%, 12/25/29        9,322,216
                  Gov't. National Mtg. Association:
      3,677,000    1999-14VG, 6.00%, 5/20/14         3,731,128
      1,865,000    2001-3PB, 7.00%, 3/20/30          1,989,646
      4,038,000    2001-41PB, 6.50%, 9/20/30         4,253,825
                             Vendee Mortgage Trust:
        985,494    Series 1992-1 2K, 7.75%, 5/15/08  1,004,564
        153,479    Series 1994-1, 5.63%, 2/15/24       150,718
      5,393,071    Series 1997-2 E, 7.50%, 5/15/24   5,576,534
      5,100,000    Series 1999-1 3B, 6.50%, 2/15/20  5,323,482
      3,112,692    Series 2000-3 2B, 7.50%, 4/15/08  3,216,314
      5,500,000    Series 2000-3 2D, 7.50%, 11/15/14 6,083,578
      2,000,000    Series 2002-3E, 6.00%, 4/15/27    2,128,475
      2,000,000    Series 2002-3G, 6.00%, 2/15/30    2,115,275
                                                 --------------

Total collateralized mortgage obligations          141,636,829
                                                 --------------
    (cost: $139,845,771)

SHORT-TERM SECURITIES (5.5%) (2)
      5,004,428   Dreyfus Cash Mgmt. Fund, 1.73%     5,004,428
      6,500,000   FHLMC, 1.86%, 10/1/02              6,500,000
      7,000,000   FNMA, 1.86%, 10/1/02               7,000,000
                                                 --------------

Total short-term securities                         18,504,428
                                                 --------------
    (cost: $18,504,428)

Total investments in securities
    (cost: $329,462,109) (7)                      $336,537,043
                                                 ==============


        See accompanying notes to portfolios of investments on page 50.

SIT TAX-FREE INCOME FUND
SIX MONTHS ENDED SEPTEMBER 30, 2002

[PHOTO] MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

     Municipal bond yields were relatively stable during the first six months of 2002, but fell sharply during the third quarter. Both municipal bonds and U.S. Treasury securities have been a haven for investors fleeing the stock and corporate bond markets, with the cash flow from investors driving yields down during the quarter despite record municipal supply this year. The decline in bond yields resulted in a rise in the Sit Tax-Free Income Fund's per share net asset value to $10.07, compared with $9.82 six months ago and $9.88 at the beginning of 2002. The Fund provided investors with a +4.9% return for the past six months and a +5.4% return for the first nine months of 2002. Those returns compare respectively with returns of +7.7% and +8.4% for the Lehman 5-Year Municipal Bond Index. The Fund's 30-day SEC yield was 4.72% and its 12-month distribution rate was 4.61% as of September 30, 2002.
     The investment strategy of the Fund is to emphasize municipal bonds that provide a high level of interest income combined with relative stability of the Fund's per share net asset value. The Fund emphasizes investments in the single-family and multi-family housing sectors as well as in intermediate-maturity healthcare bonds in implementing its investment strategy. During the past six months, the Fund's best performing sectors were other revenue, single-family housing, and hospital revenue, earning returns at least 1% higher than the Fund's average return. The worst performing sectors were the industrial revenue, multi-family housing, and utility sectors, which lagged the Fund's return by more than 1%. Over the semi-annual period, there have not been substantial changes in the portfolio's average duration, credit quality, or the types of bonds in which the Fund invests. Beginning with this report, we are, for the first time, segregating the portfolio's insured bonds and reporting that 15.3% of portfolio holdings are backed by municipal bond insurance.
     Our economic forecast is for moderate growth averaging about +3% in real terms through 2003. Earlier this year we had expected the Federal Reserve to begin raising short-term interest rates by this time, and therefore, shortened the portfolio's average duration to under 5 years, compared with the 7+ year average duration in the 1997 to 2000 period. It now appears that the Federal Reserve will delay increasing short-term interest rates until mid 2003. Bond yields, therefore, are expected to be relatively stable near current levels over the next six months with a rising trend by the second half of 2003.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.
     Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.


                               PORTFOLIO SUMMARY

              Net Asset Value  9/30/02:   $10.07 Per Share
                               3/31/02:    $9.82 Per Share
                      Total Net Assets:   $432.2 Million
                      30-day SEC Yield:     4.72%
                  Tax Equivalent Yield:     7.69%(1)
            12-Month Distribution Rate:     4.61%
                      Average Maturity:     13.2 Years
       Duration to Estimated Avg. Life:      4.6 Years(2)
                      Implied Duration:      4.4 Years(2)

(1)For individuals in the 38.6% federal tax bracket.
(2) See next page.


                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                 Multifamily Mortgage Revenue            25.1

                 Hospital/Health Care Revenue            18.3

                 Other Revenue                           16.2

                 Insured                                 15.3

                 Sectors under 5.0%                      22.7

                 Cash & Other Net Assets                  2.4

                         AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                                   LIPPER
                       TAX-FREE             LEHMAN             GENERAL
                        INCOME            5-YEAR MUNI.        MUNI. BOND
                         FUND              BOND INDEX          FUND AVG.
                         ----              ----------          ---------
3 Month**                2.69%               3.47%               4.41%
6 Month**                4.91                7.73                  n/a
1 Year                   5.13                7.85                7.59
5 Year                   4.84                6.09                5.29
10 Year                  6.08                5.94                6.05
Inception                6.70                6.73                7.02
   (9/29/88)

                            CUMULATIVE TOTAL RETURNS*

                         SIT                                   LIPPER
                       TAX-FREE             LEHMAN             GENERAL
                        INCOME            5-YEAR MUNI.        MUNI. BOND
                         FUND              BOND INDEX          FUND AVG.
                         ----              ----------          ---------
1 Year                   5.13%               7.85%               7.59%
5 Year                  26.64               34.40               29.38
10 Year                 80.51               78.09               79.97
Inception              147.96              148.96              158.80
  (9/29/88)

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (9/29/88) and held until 9/30/02 would have grown to $24,796 in the Fund or $24,896 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                                           LOWER OF MOODY'S,
                                                           S&P, FITCH OR DUFF &
                                                           PHELPS RATINGS USED.

                                   [PIE CHART]

                                 Cash and Other
                                   Net Assets
                                      2.4%

                                        A
                                      31.6%

                                  Less Than BBB
                                      3.7%

                                       AA
                                      9.8%

                                       BBB
                                      29.2%

                                       AAA
                                      23.3%

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (95.2%) (2)
  ALABAMA (0.6%)
      500,000   Cullman Med. Park South Med. Clinic Board Rev. Series 1993A (Cullman Regional
                   Medical Center Proj.), 6.50%, 2/15/13                                                                     508,705
      360,000   Fort Payne G.O. Sewer Refunding Warrants Series 1993B, 5.00%, 6/1/04                                         360,896
                Montgomery Med. Clinic Board Hlth. Care Fac. Rev. Series 1991:
      495,000      7.00%, 3/1/15                                                                                             496,049
      415,000      7.375%, 3/1/06                                                                                            420,428
      900,000   Oxford Public Park and Rec Board Rev. Series 2001 (ACA insured), 6.00%, 12/1/21                              963,576
                                                                                                                        ------------
                                                                                                                           2,749,654
                                                                                                                        ------------
  ALASKA (2.2%)
   12,505,000   Alaska HFC Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17      5,376,525
      190,000   AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A, 5.60%, 4/1/03                  193,021
                Palmer Hosp. Rev. Series 1999 (Valley Hosp. Assn. Proj.) (Radian Asset Assurance):
    3,150,000      5.00%, 12/1/08                                                                                          3,405,654
      600,000      5.35%, 12/1/11                                                                                            662,040
                                                                                                                        ------------
                                                                                                                           9,637,240
                                                                                                                        ------------
  ARIZONA (0.7%)
      250,000   Bullhead City Special Assessment Impt. Dist. Series 1993 (Bullhead Pkwy. Proj.), 6.10%, 1/1/10               258,765
      675,000   Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev. Senior Series 2000A
                   (Sun King Apts. Proj.), 6.75%, 11/1/18                                                                    739,544
      500,000   Maricopa Co. Industrial Dev. Auth. Educ. Rev. Series 2000A
                   (Arizona Charter Schools Proj. I), 6.50%, 7/1/12                                                          517,825
      500,000   Maricopa Co. Industrial Dev. Auth. Hlth. Fac. Rev. Series 1992A (Catholic Hlthcare West Proj.)
                   (MBIA insured), 5.75%, 7/1/11                                                                             511,480
      600,000   Show Low Industrial Dev. Auth. Hosp. Rev. Series 1998A (Navapache Regl. Med. Ctr. Proj.)
                   (ACA insured), 5.125%, 12/1/04                                                                            635,478
      310,000   Tucson Airport Auth. Inc. Rev. Refunding Series 1993 (MBIA insured), 5.70%, 6/1/13                           323,761
                                                                                                                        ------------
                                                                                                                           2,986,853
                                                                                                                        ------------
  ARKANSAS (0.9%)
      123,961   Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993-A2
                   (FNMA backed), 7.90%, 8/1/11                                                                              128,531
       69,169   Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11                 73,070
       46,266   Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                         48,268
    1,315,000   Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                           1,344,009
                North Little Rock Hlth. Facs. Bd. Health Care Rev. Series 2001 (Baptist Health Proj.):
      555,000      5.00%, 7/1/06                                                                                             595,521
      300,000      5.00%, 7/1/07                                                                                             322,386
      490,000      5.00%, 7/1/08                                                                                             526,917
      930,000   Rogers Sales & Use Tax Rev. Series 1996, 5.35%, 11/1/11                                                      947,056
                                                                                                                        ------------
                                                                                                                           3,985,758
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
  CALIFORNIA (2.0%)
    1,000,000   Bell  Cmty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15              1,032,730
    1,000,000   Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                   Center Redev. Proj.), 7.625%, 9/1/24                                                                    1,153,380
                Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp. Proj.)(Industrial Indemnity insured):
    1,700,000      7.75%, 1/1/09                                                                                           1,717,578
    1,585,000      8.00%, 1/1/12                                                                                           1,602,815
                Ridgecrest Refunding Certificates of Participation Series 1999 (Ridgecrest Civic Center Proj.):
      275,000      5.55%, 3/1/09                                                                                             309,881
      290,000      5.65%, 3/1/10                                                                                             326,030
      350,000      6.00%, 3/1/14                                                                                             393,043
    1,360,000   Tobacco Securitization Auth. of Northern CA Tobacco Settlement Asset-Backed Rev.
                   Series 2001B, 4.375%, 6/1/21                                                                            1,364,311
      895,000   Tobacco Securitization Auth. of Southern CA Tobacco Settlement Asset-Backed Rev.
                               Senior Series 2002A, 5.25%, 6/1/27                                                            912,614
                                                                                                                        ------------
                                                                                                                           8,812,382
                                                                                                                        ------------
  COLORADO (3.4%)
      500,000   Boulder Co. Hosp. Rev. Series 2000 (Longmont United Hosp. Proj.)
                   (Radian Asset Assurance), 5.05%, 12/1/05                                                                  533,855
    1,910,000   CO E-470 Business Met. Dist. G.O. Series 1999 (ACA insured), 5.00%, 12/1/11                                2,016,960
    1,250,000   CO Hlth. Fac. Auth. Rev. Series 1995 (Covenant Retirement Cmty. Proj.), 6.75%, 12/1/15                     1,337,700
                CO HFA Single Family Program Senior Series:
      635,000      1996B-2, 7.45%, 11/1/27                                                                                   653,047
      465,000      1997B-3, 6.80%, 11/1/28                                                                                   495,169
    1,000,000   CO Hlth. Fac. Auth. Hosp. Rev. Series 1998 (Parkview Med. Ctr., Inc. Proj.), 5.15%, 9/1/13                 1,020,550
    4,300,000   CO Hlth. Fac. Auth. Rev. Series 1993 (Rocky Mtn. Adventist Health Care Proj.), 6.625%, 2/1/13              4,436,697
    1,000,000   CO Hlth. Fac. Auth. Rev. Series 2000 (Evangelical Lutheran Proj.), 6.25%, 12/1/10                          1,133,580
                CO Hlth. Fac. Auth. Rev. (Natl. Benevolent Assoc. Proj.):
      165,000      Series 2000, 6.05%, 3/1/07                                                                                165,954
    1,400,000      Series 1998B, 5.25%, 2/1/18                                                                             1,143,884
      400,000   CO Hlth. Fac. Auth. Rev. Series 2000A (Porter Place Proj.) (GNMA collateralized), 5.10%, 1/20/11             435,116
      600,000   Denver Hsg. Corp. Multifamily Rev. Refunding Series 1997A (Section 8), 5.35%, 10/1/12                        612,636
                Denver Hlth. & Hosp. Auth. Rev Series 2001A:
      200,000      5.00%, 12/1/04                                                                                            207,414
      150,000      5.25%, 12/1/05                                                                                            158,829
      220,000      5.25%, 12/1/08                                                                                            233,053
      120,000   Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                                      122,530
                                                                                                                        ------------
                                                                                                                          14,706,974
                                                                                                                        ------------
  CONNECTICUT (0.5%)
    1,850,000   Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero Coupon,
                   5.05% Effective Yield on Purchase Date, 9/1/09                                                          1,344,155
    1,000,000   Mohegan Tribe of Indians Gaming Auth. Priority Distribution Payment Public Impt., 5.50%, 1/1/06            1,044,820
                                                                                                                        ------------
                                                                                                                           2,388,975
                                                                                                                        ------------
  DISTRICT OF COLUMBIA (0.3%)
    1,410,000   District of Columbia Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001, 6.25%, 5/15/24      1,433,307
                                                                                                                        ------------


         See accompanying notes to portfolios of investments on page 50.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
    FLORIDA (2.3%)
      735,000   Collier Co. HFA Multifamily Hsg. Rev. Series 2002C (Goodlette Arms Proj.), 5.25%, 8/15/15                    770,442
      820,000   Escambia Co. Hlth. Fac. Auth. Rev. Series 1997 (Azalea Trace, Inc. Proj.), 5.60%, 1/1/05                     839,942
    1,215,000   FL HFC Hsg. Rev. Refunding Series 2000D2 (Augustine Club Atps. Proj.), 8.25%, 10/1/30                      1,162,828
      600,000   FL HFA Multifamily Gtd. Mtg. Rev. Series 1985VV (Blairstone Proj.) (LOC First Union National Bank)
                   (Mandatory Put 12/1/02), 5.00%, 12/1/07                                                                   602,628
      820,000   Hialeah Hsg. Auth. Mtg. Rev. Refunding Series 1996B1 (Russ Allen Plaza Proj.)(Section 8), 5.80%, 9/1/11      839,163
    1,000,000   Highlands Co. Hlth. Fac. Auth. Rev. Series 2002 (Adventist Health Sys./Sunbelt Proj.),  3.35%, 11/15/32    1,014,910
                Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. (Natl. Benevolent-Cypress Village Proj.):
      200,000      Series 1992, 7.00%, 12/1/22                                                                               192,526
      250,000      Series 1993, 6.40%, 12/1/16                                                                               233,880
      320,000      Series 1994, 7.55%, 12/1/07                                                                               335,427
      600,000      Series 1994, 8.00%, 12/1/15                                                                               621,198
      160,000      Series 2000, 6.05%, 3/1/07                                                                                161,234
                Lee Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (ShellPoint Village Proj.):
      545,000      5.50%, 11/15/08                                                                                           576,883
    1,200,000      5.50%, 11/15/10                                                                                         1,260,840
      750,000   Miami-Dade Co. Special Hsg. Rev. Refunding Series 1998 (Section 8), 5.30%, 10/1/05                           756,615
      500,000   Tampa Rev. Series 2002 (Univ. of Tampa Proj.)(Radian Asset Assurance), 5.50%, 4/1/10                         563,655
                                                                                                                        ------------
                                                                                                                           9,932,171
                                                                                                                        ------------
  GEORGIA (1.7%)
      700,000   Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Proj.), 6.875%, 10/1/17                714,098
                Conyers Hsg. Auth. Rev. Senior Lien Series 1999A (RHA/Affordable Hsg., Inc. Proj.)
                   (QBE insured), Mandatory Put 10/1/09:
    1,000,000         5.60%, 10/1/39                                                                                       1,081,330
    1,530,000         5.95%, 10/1/39                                                                                       1,675,855
                Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
    1,185,000      Senior Series 1996A, 6.375%, 1/1/11                                                                     1,220,740
    1,400,000      Senior Series 1996A, 6.375%, 1/1/16                                                                     1,416,912
    1,275,000      Subordinate Series 1996C, 7.25%, 1/1/26                                                                 1,168,283
                Royston Hosp. Auth. Rev. Refunding Series 1999 (Ty Cobb Healthcare Sys., Inc. Proj.):
      145,000      6.00%, 7/1/04                                                                                             147,355
      100,000      6.125%, 7/1/09                                                                                            100,070
                                                                                                                        ------------
                                                                                                                           7,524,643
                                                                                                                        ------------
  HAWAII (0.3%)
    1,180,000   Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)(MBIA insured), 6.80%, 7/1/28         1,248,215
                                                                                                                        ------------

  ILLINOIS (9.6%)
                Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
      750,000      4.90%, 7/1/06                                                                                             780,637
    1,000,000      5.00%, 7/1/07                                                                                           1,043,270
    1,085,000      5.05%, 7/1/08                                                                                           1,129,604
    2,030,000      5.10%, 7/1/09                                                                                           2,108,256
      385,000   Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                   Yield on Purchase Date, 10/1/09                                                                           241,041
    1,030,000   Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville Proj.)
                     Series 1993, 6.00%, 11/1/04                                                                           1,026,972

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
      215,000   Edwardsville Unlimited Tax G.O. Refunding Series 1993, 5.10%, 12/1/04                                        216,335
      450,000   IL DFA Rev. Series 2002A (Chicago Charter School Fdn. Proj.), 5.25%, 12/1/12                                 448,565
    1,000,000   IL DFA Rev. Refunding Series 2002A (Olin Corp. Proj.), 4.50%, 6/1/04                                       1,004,420
    1,275,000   IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)(Section 8), 6.65%, 10/1/09          1,320,097
      500,000   IL DFA Pollution Ctrl. Rev. Refunding Series 1993B2 (Central IL Public Svc. Co. Proj.)
                   (MBIA insured), 5.90%, 6/1/28                                                                             510,400
                IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
    1,690,000      Series 1997A, 5.80%, 7/1/08                                                                             1,773,942
    4,775,000      Series 1997A, 6.00%, 7/1/15                                                                             4,863,242
    1,200,000      Series 1997C, 5.65%, 7/1/19                                                                             1,157,100
    1,960,000      Series 1998A, 5.50%, 7/1/12                                                                             1,978,894
    1,000,000   IL Educ. Fac. Auth. Rev. Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                             1,026,050
    2,780,000   IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                            2,849,861
                IL Hlth. Fac. Auth. Rev.:
    1,500,000      Refunding Series 1992 (Galesburg Cottage Hosp. Proj.)(Radian insured), 6.25%, 5/1/11                    1,534,995
                   Refunding Series 1993 (Lutheran Social Svcs. IL):
      525,000         6.00%, 8/15/03                                                                                         533,400
      545,000         6.10%, 8/15/04                                                                                         562,565
      750,000      Refunding Series 1993 (OSF Healthcare System), 5.75%, 11/15/07                                            784,155
    1,000,000      Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                          1,136,670
      400,000      Refunding Series 1994 (Friendship Village of Schaumberg Proj.), 6.25%, 12/1/04                            408,540
                   Refunding Series 1994A (Northwestern Memorial Hosp. Proj.):
    1,000,000         5.70%, 8/15/07                                                                                       1,069,230
      615,000         5.75%, 8/15/08                                                                                         654,895
                   Refunding Series 2000 (Riverside Hlth. Sys. Proj.):
      300,000         6.00%, 11/15/03                                                                                        312,318
      250,000         6.10%, 11/15/04                                                                                        268,603
                   Refunding Series 2001 (Decatur Memorial Hospital Proj.):
      350,000         4.20%, 10/1/05                                                                                         365,302
      970,000         4.625%, 10/1/08                                                                                      1,016,415
      500,000      Series 2000 (IA Health System Proj.), 6.75%, 2/15/13                                                      576,915
    1,600,000   IL Industrial Pollution Control Financing Auth. Rev. Series 1979 (Olin Corp. Proj.), 6.875%, 3/1/04        1,630,016
    1,850,000   Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                   (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                         1,952,694
    3,950,000   Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St. Louis
                   Tax Increment Financing Proj.), 6.00%, 4/1/10                                                           3,942,930
      590,000   Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.), 6.05%, 12/1/11                 640,994
      500,000   Will Co. Student Hsg. Rev. Series 2002A (Joliet Junior College Proj.), 6.375%, 9/1/13                        507,035
                                                                                                                        ------------
                                                                                                                          41,376,358
                                                                                                                        ------------


         See accompanying notes to portfolios of investments on page 50.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
  INDIANA (6.0%)
    1,975,000   IN Bond Bank Special Prgm. Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17        2,111,907
    2,175,000   IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Fdn. Proj.), 6.00%, 6/1/22                                  2,370,272
                IN Educ. Fac. Auth. Educ. Fac. Rev. Prerefunded Series 1992 (Manchester College Proj.):
      250,000      6.50%, 10/1/05                                                                                            255,033
      305,000      6.60%, 10/1/06                                                                                            311,140
                IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                   Prerefunded Series 1992 (Fayette Mem. Hosp. Proj.):
      250,000         7.00%, 10/1/02                                                                                         250,018
      295,000         7.10%, 10/1/03                                                                                         300,941
      315,000         7.20%, 10/1/04                                                                                         321,347
      390,000         7.30%, 10/1/07                                                                                         397,859
      420,000         7.30%, 10/1/08                                                                                         428,463
      250,000      Series 1993 (Community Hosp. of Anderson Proj.), 6.00%, 1/1/23                                            256,993
    1,850,000      Refunding Series 1998 (Marquette Manor Proj.), 5.00%, 8/15/18                                           1,765,585
    1,000,000      Series 1999D (Charity Obligated Group), 5.50%, 11/15/11                                                 1,110,860
      650,000      Series 2001 (Methodist Hospitals, Inc.), 5.00%, 9/15/06                                                   703,248
                   Series 2001A (Community Foundation Northwest IN):
      780,000         5.50%, 8/1/05                                                                                          807,940
    1,100,000         5.50%, 8/1/06                                                                                        1,143,197
    1,000,000         6.00%, 8/1/07                                                                                        1,054,740
    1,000,000         6.00%, 8/1/08                                                                                        1,054,500
    1,000,000         5.50%, 8/1/13                                                                                          992,840
      500,000   IN HFA Single Family Mtg. Rev. Refunding Series 1992A, 6.80%, 1/1/17                                         510,790
                IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
      135,000      5.00%, 5/15/03                                                                                            135,598
      140,000      5.15%, 5/15/04                                                                                            140,628
      150,000      5.25%, 5/15/06                                                                                            150,263
      170,000      5.35%, 5/15/08                                                                                            169,345
    2,545,000   Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                   Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                          2,593,990
                Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
    1,075,000      Senior Series 1996A, 6.50%, 7/1/16 (8) (9)                                                                430,000
    1,290,000      Subordinate Series 1996C, 7.125%, 7/1/26 (8) (9)                                                           64,500
    1,000,000   Petersburg Pollution Ctrl. Rev. Refunding Series 1993A (Indianapolis Pwr. & Light Proj.)
                   (MBIA insured), 6.10%, 1/1/16                                                                           1,028,950
    2,475,000   St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 1999 (Madison Center, Inc. Proj.), 5.45%, 2/15/12        2,491,211
                Sullivan Industrial Pollution Ctrl. Rev.:
      615,000      Refunding Series 1991 (Hoosier Energy Corp. Proj.) (MBIA-IBC insured), 7.10%, 4/1/19                      626,845
    1,750,000      Refunding Series 1993C (Ind. Mich. Pwr. Co. Proj.), 5.95%, 5/1/09                                       1,796,270
                                                                                                                        ------------
                                                                                                                          25,775,273
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
  IOWA (1.6%)
    1,390,000   IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                   Assn. Proj.), 7.40%, 3/1/17                                                                             1,423,499
    1,430,000   IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey
                   Home Proj), 6.15%, 5/1/17                                                                               1,273,201
    1,130,000   IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                   (GNMA-collateralized), 6.15%, 5/1/32                                                                    1,206,591
                IA Fin. Auth Single Family Rev. Series 2000D (GNMA/FNMA Mtg. Backed Securities Proj.):
      460,000      5.65%, 7/1/07                                                                                             494,380
      545,000      5.75%, 7/1/09                                                                                             603,124
    1,190,000   Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10                     1,202,067
    1,000,000   Tobacco Settlement Auth. Asset-Backed Rev. Series 2001B, 5.30%, 6/1/25                                       908,040
                                                                                                                        ------------
                                                                                                                           7,110,902
                                                                                                                        ------------
  KANSAS (1.0%)
    3,695,000   Burlington Co. Pollution Ctrl. Rev. Refunding Series 1991 (KS Gas & Electric Co. Proj.)
                   (MBIA insured), 7.00%, 6/1/31                                                                           3,860,905
       60,000   Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                   Purchase Date, 11/1/14                                                                                     17,080
      200,000   Leavenworth Temp. Nts. Series 2001B, 4.00%, 3/1/03                                                           200,393
      545,000   Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                   Effective Yield on Purchase Date, 2/1/23                                                                  138,746
                                                                                                                        ------------
                                                                                                                           4,217,124
                                                                                                                        ------------
  KENTUCKY (0.5%)
      500,000   Boone Co. Pollution Ctrl. Rev. Refunding Series 1992A (Dayton Pwr. & Light Co. Proj.), 6.50%, 11/15/22       509,979
    1,500,000   Hopkins Co. Hospital Rev. Series 1991 (Trover Clinic Foundation)(MBIA insured), 6.625%, 11/15/11           1,535,879
                                                                                                                        ------------
                                                                                                                           2,045,858
                                                                                                                        ------------
  LOUISIANA (2.6%)
    5,235,000   Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                   7.65% Effective Yield on Purchase Date, 7/10/14                                                         2,197,601
                East Baton Rouge Single Family Mtg. Rev. Refunding:
    1,415,000      Series 1997C-3 Subordinate Bonds, 5.65%, 10/1/18                                                        1,464,214
    7,200,000      Capital Appreciation Series 2000D1 (GNMA & FNMA collateralized) Zero Coupon,
                      6.46% Effective Yield on Purchase Date, 4/1/34                                                       1,131,984
    3,705,000   Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                   Effective Yield on Purchase Date, 7/10/14                                                               1,573,921
      500,000   LA PFA Hospital Rev. Refunding Series 1989A (General Health, Inc.) (MBIA insured), 6.50%, 11/1/14            506,700
       48,324   LA PFA Single Family Mtg. Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition), 7.50%, 10/1/15                  49,832
      280,000   New Orleans HDC First Lien Rev. Refunding Series 1996A (Tivoli Place Apts. Proj.)
                   (Section 8), 6.40%, 12/1/04                                                                               283,976
      400,000   Orleans Levee Dist. Rev. Series 1995A (Tr. Rcpts.) (FSA insured), 5.95%, 11/1/14                             456,636
    3,765,000   Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001B, 5.50%, 5/15/30                          3,560,673
                                                                                                                        ------------
                                                                                                                          11,225,537
                                                                                                                        ------------
  MAINE (0.5%)
    1,000,000   Skowhegan Pollution Ctrl. Rev. Refunding Series 1993 (Scott Paper Co. Proj.), 5.90%, 11/1/13               1,060,210
    1,000,000   South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                                1,027,060
                                                                                                                        ------------
                                                                                                                           2,087,270
                                                                                                                        ------------


         See accompanying notes to portfolios of investments on page 50.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
  MARYLAND (0.1%)
      470,000   MD Econ. Dev. Corp. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. -
                   University Courtyard Proj.), 5.20%, 6/1/07                                                                475,203
                                                                                                                        ------------

  MASSACHUSETTS (1.9%)
                MA Hlth. & Educ. Fac. Auth. Rev.:
      345,000      Series 1994B (Holyoke Hosp. Proj.), 6.25%, 7/1/04                                                         350,641
      500,000      Series 1996C (North Adams Regional Hosp. Proj.), 6.25%, 7/1/04                                            504,015
    1,315,000      Series 1998B (Cape Cod Hlth. Care Proj.), 5.25%, 11/15/13                                               1,344,666
    1,000,000      Series 1998C (Milford-Whitinsville Regional Hosp. Issue), 5.75%, 7/15/13                                1,072,920
    2,000,000      Series 2001E (Berkshire Health Sys.), 4.50%, 10/1/05                                                    2,068,940
    2,565,000   MA HFA Hsg. Projs. Rev. Series 1993A, 6.375%, 4/1/21                                                       2,668,806
      225,000   MA Industrial Finance Agency Resource Recovery Rev. Refunding Series 1992A
                   (Ogden Haverhill Associates Proj.), 4.95%, 12/1/06                                                        217,424
                                                                                                                        ------------
                                                                                                                           8,227,412
                                                                                                                        ------------
  MICHIGAN (2.5%)
                John Tolfree Hlth. System, Mtg. Rev. & Refunding Series 1999:
      295,000      5.25%, 9/15/04                                                                                            300,298
      395,000      5.30%, 9/15/05                                                                                            403,074
      665,000   MI Hosp. Fin. Auth. Hosp. Rev. and Refunding Series 1998 (Chelsea Cmty. Hosp. Proj.), 5.35%, 5/15/13         662,453
      600,000   MI Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.), 6.375%, 1/1/15        614,028
    1,000,000   MI Public Pwr. Agy. Rev. Refunding Series 1993A (Belle River Proj.), 5.50%, 1/1/13                         1,028,500
      500,000   MI South Central Pwr. Agy. Pwr. Supply Sys. Rev. Refunding Series 1991, 6.75%, 11/1/10                       511,935
    2,095,000   Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.), 5.25%, 2/1/13  2,169,058
    1,873,912   Suburban Mobility Auth. Regl. Transportation Certificates of Participation Series 2002, 4.90%, 2/15/09 (5) 1,895,425
                Summit Academy North Public School Certificates of Participation Series 2001:
      115,000      5.40%, 7/1/03                                                                                             117,203
      130,000      5.60%, 7/1/05                                                                                             136,261
      135,000      5.70%, 7/1/06                                                                                             141,762
      145,000      5.95%, 7/1/07                                                                                             152,527
    2,545,000   Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                   (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                                   2,604,757
                                                                                                                        ------------
                                                                                                                          10,737,281
                                                                                                                        ------------
  MINNESOTA (1.7%)
    3,410,000   Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place
                   Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                                      3,726,141
      740,000   Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20             780,781
      454,277   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                       463,439
    2,315,000   Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                             (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                      2,574,373
                                                                                                                        ------------
                                                                                                                           7,544,734
                                                                                                                        ------------
  MISSISSIPPI (0.3%)
                Clarksdale Sewer & Wastewater Treatment Sys. Rev. Refunding Series 1992 (MBIA insured):
      355,000      5.80%, 10/1/05                                                                                            363,325
      385,000      5.90%, 10/1/06                                                                                            394,078
      350,000   MS Home Corp. Residual Rev. Capital Appreciation Series 1992I Zero Coupon, Escrowed to
                   Maturity, 2.82% Yield on Purchase Date, 9/15/16                                                           140,889
      415,000   Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),  5.20%, 4/1/08                   451,387
                                                                                                                        ------------
                                                                                                                           1,349,679
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
  MISSOURI (2.1%)
    1,000,000   Cameron Industrial Dev. Auth. Rev. Refunding Series 2000 (Cameron Cmnty. Hosp. Proj.)
                   (ACA Insured), 5.80%, 12/1/09                                                                           1,117,780
      300,000   Cass Co. Industrial Dev. Auth. Rev. Refunding Series 1992 (Natl. Benevolent-Foxwood Proj.), 7.375%,
                   10/1/22                                                                                                   296,115
      750,000   Chesterfield Rev. Refunding & Impt. Series 2002 (Chesterfield Vy. Projs.), 4.50%, 4/15/16                    772,185
                MO Dev. Finance Board Infrastructure Fac. Rev.:
                   Series 2000A (Eastland Ctr. Proj. Phase 1):
    1,450,000         5.75%, 4/1/09                                                                                        1,622,898
      550,000         5.75%, 4/1/12                                                                                          604,302
    1,000,000      Series 2000B (Eastland Ctr. Proj. Phase 2), 6.00%, 4/1/15                                               1,080,250
      775,000   MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev. Series 1999 (Park College Proj.), 5.55%, 6/1/09                  830,699
      150,000   MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Refunding Series 1999 (Tri-Co. Water
                   Auth Proj.) (Radian Asset Assurance), 5.50%, 4/1/07                                                       166,620
    1,020,000   St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                   Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                             1,051,059
       15,000   St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                               16,283
                St. Louis Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Refunding Series 1999 (Nazareth Living Ctr. Proj.):
      200,000      5.10%, 8/15/07                                                                                            195,140
      200,000      5.15%, 8/15/08                                                                                            192,918
    1,000,000   St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo Fdn.)
                   (LOC Nationsbank), 5.10%, 8/15/12                                                                       1,063,500
                                                                                                                        ------------
                                                                                                                           9,009,749
                                                                                                                        ------------
  MONTANA (0.2%)
    1,000,000   Crow Finance Auth. Tribal Purpose Revenue Series 1997A, 5.70%, 10/1/27                                     1,026,200
                                                                                                                        ------------

  NEVADA (2.1%)
      490,000   Clark Co. Passenger Fac. Charge Rev. Series 1992A ( Las Vegas McCarran Intl. Airport Proj.)
                   (Ambac insured), 5.80%, 7/1/03                                                                            501,505
    3,115,000   Clark Co. Pollution Ctrl. Rev. Refunding Series 1992B (Nevada Pwr. Co. Proj.)(FGIC insured), 6.60%,
                   6/1/19                                                                                                  3,188,763
                NV Hsg. Dev. SF Mtg. Program:
      945,000      Sr. Series 1995A-1, 6.45%, 10/1/18                                                                        986,741
      925,000      Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                                   979,103
      400,000      6.00%, 6/1/08                                                                                             417,992
    1,000,000      6.125%, 6/1/12                                                                                          1,031,040
    1,750,000   Washoe Co. Gas & Water Fac. Rev. Refunding Series 1987 (AMBAC insured), 6.30%, 12/1/14                     1,809,500
                                                                                                                        ------------
                                                                                                                           8,914,644
                                                                                                                        ------------
  NEW HAMPSHIRE (1.4%)
                NH Higher Educ. & Hlth. Fac. Auth. Rev.:
      750,000      Series 1993 (Nashua Memorial Hosp. Proj.), 6.25%, 10/1/08                                                 782,828
    1,500,000      Series 1993 (Frisbie Memorial Hosp. Proj.), 6.125%, 10/1/13                                             1,552,830
      620,000      Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                                     595,262
    4,930,000   NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                   Purchase Date, 1/1/14                                                                                   2,102,152
      830,000   NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1998 (New Hampton School), 5.00%, 10/1/08                     863,125
                                                                                                                        ------------
                                                                                                                           5,896,197
                                                                                                                        ------------


         See accompanying notes to portfolios of investments on page 50.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
  NEW JERSEY (0.5%)
    1,460,000   NJ Hsg. & Mtg. Finance Agy. Multifamily Hsg. Rev. Series 1995A (AMBAC insured), 6.00%, 11/1/14             1,541,439
      565,000   NJ Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2002, 5.75%, 6/1/32                           559,785
                                                                                                                        ------------
                                                                                                                           2,101,224
                                                                                                                        ------------
  NEW MEXICO (0.8%)
    3,355,000   NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                           3,648,294
                                                                                                                        ------------

  NORTH CAROLINA (0.1%)
      265,000   Wilkes Co. G.O. Refunding Series 1993, 5.20%, 6/1/05                                                         273,907
                                                                                                                        ------------

  NEW YORK (0.2%)
       15,000   Amherst Industrial Dev. Agy. Civic Fac. Rev Series 2001A (Daemen College Proj.), 5.75%, 10/1/11               16,180
      500,000   Brookhaven Industrial Dev. Agy. Civic Fac. Rev. Series 2001 (Methodist Retirement Cmty. Proj.)
                   (LOC North Fork Bank), 4.375%, 11/1/31                                                                    525,275
      170,000   Monroe Co. Industrial Dev. Agy. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. - Rochester
                   Institute of Technology Proj.), 4.90%, 4/1/09                                                             171,506
                                                                                                                        ------------
                                                                                                                             712,961
                                                                                                                        ------------
  NORTH DAKOTA (0.2%)
      750,000   Mercer Co. Pollution Ctl. Rev. Refunding Series 1992 (Montana-Dakota Utils. Co. Proj.)
                   (FGIC insured), 6.65%, 6/1/22                                                                             767,888
                                                                                                                        ------------

  OHIO (1.9%)
                Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
    1,000,000      6.50%, 12/1/07 (5)                                                                                      1,102,890
    2,780,000      6.90%, 12/1/16 (5)                                                                                      3,150,268
      295,000   Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999A (Port of Cleveland Bond Fund Capital
                   Imprv. Proj.), 5.375%, 5/15/19                                                                            284,153
      750,000   Columbus School Dist. Energy Conservation Impt. G.O. Series 1994, 4.25%, 8/1/03                              751,703
    1,000,000   Lucas Co. Hlth. Care Fac. Rev. Series 2002 (Franciscan Care Ctr. Proj.)(LOC Bank One), 4.10%, 3/1/27       1,031,400
      600,000   Mahoning Co. Hlth. Care Fac. Rev. Refunding Series 2002 (Copeland Oaks Proj.)
                   (LOC Sky Bank), 4.00%, 4/1/22                                                                             600,426
    1,250,000   OH Air Quality Dev. Auth. Rev. Series 1985A (Columbus Southern Pwr. Co. Proj.), 6.375%, 12/1/20            1,284,063
                                                                                                                        ------------
                                                                                                                           8,204,903
                                                                                                                        ------------
  OKLAHOMA (1.4%)
    1,240,000   Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                   Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                                    668,782
    1,250,000   Oklahoma City Airport Trust Rev. Junior Lien Series 1992 (MBIA insured), 7.70%, 7/1/08                     1,281,338
      155,000   Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                          159,035
    1,320,000   Tulsa Industrial Auth. Educ. Fac. Rev. Refunding Series 1999B (Holland Hall School Proj.),
                   5.00%, 12/1/14                                                                                          1,378,898
    2,355,000   Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                           2,502,823
                                                                                                                        ------------
                                                                                                                           5,990,876
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
  OREGON (1.2%)
    3,705,000   Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (Ambac insured), 5.10%, 7/1/12                    3,851,348
                Klamath Falls Intercmnty. Hosp. Auth. Rev. Refunding Series 2002 (Merle West Med. Ctr. Proj.):
      250,000      4.80%, 9/1/07                                                                                             261,650
      200,000      5.20%, 9/1/09                                                                                             209,606
      500,000   Portland Hydroelectric Power Rev. Series 1979 (MBIA Insured), 7.00%, 10/1/16                                 501,245
      450,000   OR G.O. Refunding Series 1992B, 6.375%, 8/1/24                                                               460,557
                                                                                                                        ------------
                                                                                                                           5,284,406
                                                                                                                        ------------
  PENNSYLVANIA (7.3%)
    7,000,000   Armstrong Co. Hosp. Auth. Rev. Refunding Series 1992A (St. Francis Med. Ctr. Proj.)
                   (Ambac insured), 6.25%, 6/1/13                                                                          7,163,940
      160,000   Beaver Co. Industrial Dev. Auth. Pollution Ctrl. Rev. Series 1977 (St. Joe Minerals Corp. Proj.),
                   6.00%, 5/1/07                                                                                             160,195
                Columbia Co. Hosp. Auth. Hlth. Care Rev. Series 1999 (Bloomsburg Hosp. Obligated Group Proj.):
      455,000      5.00%, 6/1/04                                                                                             449,322
      810,000      4.75%,  7/1/06                                                                                            806,509
    2,750,000      5.25%, 7/1/12                                                                                           2,639,258
    1,000,000   Delaware Co. Industrial Dev. Auth. Environmental Impt. Rev. Series 1976 (Sun Oil Co. Proj.)
                   (Ambac-TCRS insured), 5.90%, 12/1/06                                                                    1,007,340
    1,000,000   Hazleton Hlth. Svc. Auth. Hosp. Rev. Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17              982,220
                Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
      600,000      5.95%, 5/15/06                                                                                            651,930
      715,000      6.15%, 5/15/08                                                                                            777,119
      710,000      6.25%, 5/15/09                                                                                            770,265
    1,145,000      6.30%, 5/15/11                                                                                          1,233,680
      250,000   Lancaster Industrial Dev. Auth. Rev. Refunding Series 1992 (Union Camp Corp. Proj.), 6.50%, 3/1/04           261,583
      425,000   Lehigh Co. Gen. Purpose Auth. Hosp. Rev. Series 1992 (St. Lukes Bethlehem Hosp. Proj.)
                   (Ambac insured), 6.25%, 7/1/22                                                                            434,843
    1,320,000   New Wilmington Muni. Auth. College Rev. Series 1998 (Westminister College), 5.05%, 3/1/12                  1,369,949
                PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
      495,000      (ACA insured), 4.60%, 6/1/04                                                                              509,999
    2,265,000      5.25%, 6/1/09                                                                                           2,119,338
    2,370,000      5.30%, 6/1/10                                                                                           2,184,785
    2,485,000      5.35%, 6/1/11                                                                                           2,260,281
                PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley
                   Obligated Group, Inc.)(MBIA insured):
      150,000         5.500%, 11/15/08                                                                                       166,701
    3,890,000         5.875%, 11/15/16                                                                                     4,293,393
    1,000,000   PA Hgr. Educ. Fac. Auth. Rev. Series 1998C5 (Valley Forge Military Academy Proj.), 3.875%, 11/1/28         1,001,170
                270,000   PA Hgr. Educ. Fac. Auth. Rev. Series 2002 (Geneva College Proj.), 4.25%, 4/1/05                    275,721
                                                                                                                        ------------
                                                                                                                          31,519,541
                                                                                                                        ------------
  RHODE ISLAND (0.5%)
    1,000,000   RI Econ. Dev. Corp. Rev. Sr. Note Obligation Series 2000 (Providence Place Mall Proj.)
                   (Radian Asset Assurance), 5.75%, 7/1/10                                                                 1,136,650
    1,000,000   RI Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2002A, 6.00%, 6/1/23                        1,013,070
                                                                                                                        ------------
                                                                                                                           2,149,720
                                                                                                                        ------------


         See accompanying notes to portfolios of investments on page 50.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
  SOUTH CAROLINA (0.5%)
      500,000   Darlington Co. Annual Tender Pollution Ctl. Rev. Series 1983, (Carolina Pwr. & Light Co. Proj.),
                   6.60%, 11/1/10                                                                                            516,570
    1,405,000   North Charleston Muni. Golf Course Mtg. Rev. Series 1998, 5.00%, 5/1/09                                    1,501,355
                                                                                                                        ------------
                                                                                                                           2,017,925
                                                                                                                        ------------
  SOUTH DAKOTA (0.7%)
                SD Hlth. & Educ. Fac. Auth. Rev (Sioux Valley Hosp. & Health Sys. Proj.):
    2,250,000      Series 2001C (LOC US Bank), 4.85%, 11/1/19                                                              2,381,580
      500,000      Series 2001E, 5.00%, 11/1/06                                                                              537,695
                                                                                                                        ------------
                                                                                                                           2,919,275
                                                                                                                        ------------
  TENNESSEE (4.3%)
    1,600,000   Metro. Govt. of Nashville & Davidson Cos. Industrial Dev. Board Rev. Refunding,
                   Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                                1,650,224
    1,550,000   Metro. Govt. of Nashville & Davidson Cos. Hlth. & Educ. Series 1998 (Radian Asset Assurance)
                   (Open Arms Dev. Ctrs. Proj.), 5.00%, 8/1/12                                                             1,643,961
                Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
                   (CME Memphis Apts. Proj.):
    1,850,000         Senior Series 1998A, 5.35%, 1/1/19 (8) (9)                                                             925,000
    7,875,000         Senior Series 1998A, 5.55%, 1/1/29 (8) (9)                                                           3,937,500
    1,630,000         Subordinate Series 1998C, 6.00%, 1/1/29 (8) (9)                                                         32,600
                   (Eastwood Park Apts. Proj.):
    1,000,000         Senior Series 1995 A2, 6.40%, 9/1/25 (8)                                                               735,030
      405,000         Subordinate Series 1995C, 7.50%, 9/1/25 (8) (9)                                                        243,000
                   (Raleigh Forest & Sherwood Apts. Proj.):
    2,670,000         Senior Series 1996A, 6.60%, 1/1/26                                                                   2,626,052
      615,000         Subordinate Series 1996C, 7.25%, 1/1/26                                                                509,706
    5,555,000      (Raleigh Woods Apts. Proj.) Series 1997A (GNMA collateralized), 7.75%, 3/20/27                          6,255,486
                                                                                                                        ------------
                                                                                                                          18,558,559
                                                                                                                        ------------
  TEXAS (15.9%)
                Austin Convention Enterprises, Inc. (Convention Ctr.) Revenue:
    1,850,000      Series 2001A (Convention Center), 6.375%, 1/1/16                                                        1,916,322
      850,000      Series 2001B (ZC Specialty Ins. Co.), 5.75%, 1/1/16                                                       945,412
    1,000,000   Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement Services, Inc.
                   Obligated Group, Proj.), 5.00%, 11/15/11                                                                1,041,210
                Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
      500,000      6.65%, 11/1/07                                                                                            506,110
      590,000      6.75%, 11/1/10                                                                                            595,387
                Bexar Co. HFC Multifamily Hsg. Rev.:
      585,000      Subordinated Series 2000C (Honey Creek Apts. Proj.), 8.00%, 4/1/30                                        589,241
      200,000      Subordinated Series 2001B (American Oppty. Hsg. Dublin Kingswood & Waterford Apts. Proj.),
                      7.50%, 12/1/14                                                                                         206,536
      680,000      Subordinated Series 2001C (American Oppty. Hsg. Colinas Proj.), 7.50%, 1/1/13                             701,964
      250,000   Bluebonnet Trails Cmty. Mental Hlth. & Mental Retardation Rev. Series 2001, 5.50%, 12/1/09                   261,000
      500,000   Brazos River Auth. Rev. Refunding Series 1995 (Houston Light & Pwr. Co.)(MBIA insured), 5.80%, 8/1/15        501,550
                Dallas Hsg. Corp. Capital Program Revenue Bonds:
    1,205,000      Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                        1,207,639
    1,185,000      Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                              1,187,358
    6,343,000   Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne Ctr. Apts. Proj.),
                      6.75%, 10/20/32                                                                                      7,073,396

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
    1,000,000   Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.), 5.50%, 5/1/15       708,680
      500,000   Gregg Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2002A (Good Shepherd Med Ctr. Proj.), 5.00%, 10/1/07       506,660
                Harris Co. HFC Multifamily Rev. (Windfern Pointe & Waterford Place Projs.):
      570,000      Senior Series 1999A, 5.15%, 7/1/09 (8) (9)                                                                505,636
    1,995,000      Subordinate Series 1999C, 6.60%, 7/1/29 (8) (9)                                                         1,197,000
      190,000   Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                                  199,614
                Houston Water & Sewer Sys. Rev. Series 1991B:
      440,000      6.75%, 12/1/08                                                                                            450,586
    6,920,000      6.375%, 12/1/10                                                                                         7,099,920
    1,300,000   Matagorda Co. Nav. Dist. No. 1 Rev. Refunding Series 1995 (Houston Light & Power Co.)
                   (MBIA insured), 5.80%, 10/15/15                                                                         1,304,030
                Midland HFC Single Family Mtg. Rev. Refunding:
      199,209      Series 1992 A-2, 8.45%, 12/1/11                                                                           217,062
       98,944      Series 1992 B2, 8.15%, 12/1/11                                                                            104,988
                Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.):
                   Series 1996A:
    1,000,000         6.30%, 2/15/12                                                                                         987,680
    1,000,000         6.40%, 2/15/16                                                                                         991,410
    1,000,000      Series 2000A, 7.00%, 2/15/10                                                                            1,031,720
    7,272,000   Nortex Hsg. Fin. Corp. Multifamily Hsg. Rev. Series 1999 (GNMA collateralized) (Highland Oaks Apts.
                   Proj.), 6.75%, 9/20/32                                                                                  8,200,416
      479,676   Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                         508,456
                Panhandle Regional HFC Multifamily Hsg. Rev. (Canterbury, Puckett Place, River Falls and
                   Three Fountains Proj.):
      475,000         Senior Series 2000A, 6.25%, 3/1/10                                                                     495,853
      500,000         Senior Series 2000A, 6.625%, 3/1/20                                                                    521,475
    1,735,000         Subordinate Series 2000C, 8.125%, 3/1/31                                                             1,742,166
      405,000   Rio Grande Valley Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1992A (Valley Baptist Med. Ctr. Proj.)
                   (MBIA insured), 6.375%, 8/1/22                                                                            414,428
    1,500,000   Rio Grande Valley Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1992B (Golden Palms
                   Retirement & Hlth. Ctr. Proj.)(MBIA insured), 6.40%, 8/1/12                                             1,535,565
                Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2000 (Adventist Hlth. Sys. Proj.):
      440,000         5.60%, 11/15/02                                                                                        441,940
      460,000         5.70%, 11/15/03                                                                                        476,942
      490,000         5.75%, 11/15/04                                                                                        522,090
      515,000         5.80%, 11/15/05                                                                                        558,955
                Tarrant Co. HFC Multifamily Hsg. Rev:
      530,000      Senior Series 2001A (Westridge Apts. Proj.), 5.50%, 6/1/11                                                549,552
      500,000      Subordinate Series 2001C (Crossroads Apt. Proj.), 7.25%, 12/1/36                                          504,115
                TX Affordable Hsg. Corp. Multifamily Hsg. Rev:
      345,000         Senior Series 2001A (Ashton Place & Woodstock Apts. Proj.), 5.50%, 8/1/11                              357,924
    1,400,000         Senior Series 2001A (NHT / GTEX Proj.)(MBIA insured), 4.10%, 10/1/08                                 1,462,636
      910,000         Junior Series 2001B (NHT / GTEX Proj.), 6.75%, 10/1/16                                                 917,225
    1,340,000         Senior Series 2001A (HIC Arborstone/Baybrook Crescent Oaks Dev. Proj.), 4.00%, 11/1/06               1,353,762
      455,000         Junior Series 2002B (American Oppty. Hsg. Proj.), 7.375%, 9/1/14                                       462,535


         See accompanying notes to portfolios of investments on page 50.

SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
      850,000      Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.35%, 7/1/16                                       899,802
    3,610,000      Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                                     3,768,118
      910,000      Subordinate Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                                 915,123
    2,965,000      Senior Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                                3,109,069
      600,000   TX Public Property Fin. Corp. Mental Hlth. & Mental Retardation Rev. Series 1996, 6.20%, 9/1/16              616,206
                TX Student Hsg. Corp. Senior Rev. Series 2001 (Univ. of North Texas Proj.):
      750,000      5.00%, 7/1/07                                                                                             753,720
      600,000      6.00%, 7/1/11                                                                                             600,744
                Victoria Hosp. Rev. Series 1999 (Citizens Med. Ctr. Proj.):
      870,000      4.80%, 2/15/06                                                                                            883,711
    1,020,000      5.00%, 2/15/08                                                                                          1,034,810
    3,205,000      5.40%, 2/15/12                                                                                          3,237,883
                                                                                                                        ------------
                                                                                                                          68,883,332
                                                                                                                        ------------
  UTAH (1.3%)
      725,000   Eagle Mountain Water & Sewer Rev. Refunding Series 2000 (ACA insured), 5.60%, 11/15/13                       792,998
                Ogden Neighborhood Dev. Agency Tax Increment Rev:
    3,245,000      Series 1990A (25th Street Proj.) (LOC Sumitomo Bank), Zero Coupon, 5.55% Effective Yield
                      on Purchase Date, 12/30/05                                                                           2,913,815
      120,000      Series 1990B (Wash. Blvd Proj.)(LOC Sumitomo Bank), Zero Coupon,
                      4.255% Effective Yield on Purchase Date, 12/30/05                                                      107,753
                Salt Lake Co. College Rev. Series 1999 (Westminister College Proj.):
      120,000      5.15%, 10/1/11                                                                                            124,801
      125,000      5.20%, 10/1/12                                                                                            129,516
      130,000      5.25%, 10/1/13                                                                                            134,460
    1,160,000   UT Hsg. Finance Agy. Multifamily Refunding Rev. Series 1996A (Section 8)
                   (FHA insured), 6.10%, 7/1/22                                                                            1,213,128
                                                                                                                        ------------
                                                                                                                           5,416,471
                                                                                                                        ------------
  VERMONT (0.1%)
      420,000   VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 1998 (Norwich Univ. Proj.), 5.13%, 7/1/09               436,846
                                                                                                                        ------------

  VIRGINIA (0.5%)
    2,000,000   Norfolk Industrial Dev. Auth. Hosp. Rev. Refunding Series 1994A (Sentara Hosp. Proj.), 6.50%, 11/1/13      2,200,420
                                                                                                                        ------------

  WASHINGTON (2.7%)
                Energy Northwest Wind Proj. Rev.:
      500,000      Series 2001A, 4.75%, 7/1/07                                                                               519,565
      200,000      Series 2001B, 4.55%, 7/1/06                                                                               207,458
      400,000   Grant Co. Public Hosp. Dist. #1 Rev. Series 1998 (Samaritan Hosp. Proj.) (Radian
                   Asset Assurance), 5.25%, 9/1/13                                                                           427,528
    2,000,000   King Co. Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A (Radian Asset Assurance), 5.05%, 7/1/13        2,100,540
      700,000   Kitsap Co. Consolidated Hsg. Auth. Rev. Series 1994 (Vikings Crest Proj.), 6.25%, 5/1/24                     702,156
    1,000,000   WA HFC Nonprofit Housing Revenue Series 1995A (Judson Park Proj.)(LOC US Bk. Wash.), 6.90%, 7/1/16         1,015,750
    6,330,000   WA Prerefunded Series 1994B, 5.75%, 5/1/12                                                                 6,743,855
                                                                                                                        ------------
                                                                                                                          11,716,852
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
  WEST VIRGINIA (0.6%)
    1,850,000   Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date, 7/10/14            787,915
    2,780,000   Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date, 7/10/14           1,180,444
      500,000   Putnam Co. Pollution Ctrl. Rev. Series 1992C (Appalachian Pwr. Co. Proj.), 6.60%, 7/1/19                     515,150
                                                                                                                        ------------
                                                                                                                           2,483,509
                                                                                                                        ------------
  WISCONSIN (5.5%)
    8,675,000   Badger Tobacco Asset Securitization Corp. Asset-Backed Rev. Series 2002, 6.125%, 6/1/27                    8,677,255
    2,425,000   WI G.O. Unlimited TaxRefunding Series 1995-2, 5.50%, 11/1/11                                               2,659,643
    1,000,000   WI HEDA Hsg. Rev. Series 1993C (MBIA insured)(Section 8), 5.80%, 11/1/13                                   1,037,360
                WI Hlth. & Educ. Fac. Auth. Rev. (FH Hlth. Care Dev., Inc Proj.) :
    1,395,000         Series 1999, 5.25%, 11/15/04                                                                         1,457,105
    1,020,000         Series 1999, 5.625%, 11/15/09                                                                        1,098,999
    1,750,000      Series 1996 (Meriter Hosp., Inc. Proj.), 6.00%, 12/1/06                                                 1,840,738
                   Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.):
      670,000         5.00%, 5/15/06                                                                                         713,423
      705,000         5.10%, 5/15/07                                                                                         756,021
      740,000         5.15%, 5/15/08                                                                                         790,749
      820,000         5.35%, 5/15/10                                                                                         884,222
      865,000         5.45%, 5/15/11                                                                                         929,641
                   Series 2001 (Agnesian Healthcare, Inc. Proj.):
      110,000         5.00%, 7/1/04                                                                                          114,818
      125,000         5.00%, 7/1/05                                                                                          132,231
      150,000         5.00%, 7/1/06                                                                                          159,743
      200,000         5.00%, 7/1/07                                                                                          213,472
                   Series 2001 (Froedert & Cmnty Hlth. Oblig.):
    1,000,000         5.00%, 10/1/05                                                                                       1,066,950
      550,000         5.125%, 10/1/06                                                                                        593,346
      500,000      Series 2001B (Marshfield Clinic), 5.25%, 2/15/05                                                          522,895
                                                                                                                        ------------
                                                                                                                          23,648,611
                                                                                                                        ------------


Total municipal bonds (cost:  $411,090,890)                                                                              411,361,113
                                                                                                                        ------------

CLOSED-END MUTUAL FUNDS (2.4%) (2)
       95,700   American Municipal Term Trust III 2003                                                                     1,057,485
      354,400   Blackrock Insured Municipal Term Trust 2008                                                                5,911,392
       15,000   Blackrock Insured Municipal Term Trust 2010                                                                  165,000
      281,000   Blackrock Municipal Target Term Trust 2006                                                                 3,088,190
                                                                                                                        ------------

Total closed-end mutual funds (cost:  $9,591,896)                                                                         10,222,067
                                                                                                                        ------------

SHORT-TERM SECURITIES (0.9%) (2)
    4,008,388   Dreyfus Tax-Exempt Cash Management Fund, 1.35%                                                             4,008,388
       10,000   Northern Institutional Tax-Exempt, 1.36%                                                                      10,000
                                                                                                                        ------------

Total short-term securities (cost:  $4,018,388)                                                                            4,018,388
                                                                                                                        ------------


Total investments in securities (cost:  $424,701,174) (7)                                                               $425,601,568
                                                                                                                        ============


         See accompanying notes to portfolios of investments on page 50.

SIT MINNESOTA TAX-FREE INCOME FUND
SIX MONTHS ENDED SEPTEMBER 30, 2002

[PHOTO] SENIOR PORTFOLIO MANAGERS
        MICHAEL C. BRILLEY * DEBRA A. SIT * PAUL J. JUNGQUIST, CFA

     Municipal bond yields were relatively stable during the first six months of 2002, but fell sharply during the third quarter. Both municipal bonds and U.S. Treasury securities have been a haven for investors fleeing the stock and corporate bond markets, with the cash flow from investors driving yields down during the quarter despite record municipal supply this year. The decline in bond yields resulted in a rise in the Sit Minnesota Tax-Free Income Fund's per share net asset value to $10.27, compared with $9.99 six months ago and $10.01 at the beginning of 2002. The Fund provided investors with a +5.2% return for the past six months and a +6.2% return for the first nine months of 2002. Those returns compare respectively with returns of +7.7% and +8.4% for the Lehman 5-Year Municipal Bond Index. The Fund's 30-day SEC yield was 4.69% and its 12-month distribution rate was 4.72% as of September 30, 2002.
     The investment strategy of the Fund is to emphasize Minnesota municipals that provide a high level of interest income combined with relative stability of the Fund's per share net asset value. The Fund emphasizes investments in the single-family and multi-family housing sectors as well as in intermediate-maturity healthcare bonds in implementing its investment strategy. During the past six months, the Fund's best performing sectors were other revenue and hospital revenue, earning returns at least 1% higher than the Fund's average return. The worst performing sector was the utility sector, which lagged the Fund's return by more than 1%. Over the semi-annual period, there have not been substantial changes in the portfolio's average duration, credit quality, or the types of bonds in which the Fund invests. Beginning with this report, we are, for the first time, segregating the portfolio's insured bonds and reporting that 6.5% of portfolio holdings are backed by municipal bond insurance.
     Our economic forecast is for moderate growth averaging about +3% in real terms through 2003. Earlier this year we had expected the Federal Reserve to begin raising short-term interest rates by this time, and therefore, shortened the portfolio's average duration to under 6 years, compared with the 7+ year average duration in the 1997 to 2000 period. It now appears that the Federal Reserve will delay increasing short-term interest rates until mid 2003. Bond yields, therefore, are expected to be relatively stable near current levels over the next six months with a rising trend by the second half of 2003.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                               PORTFOLIO SUMMARY

              Net Asset Value   9/30/02:      $10.27 Per Share
                                3/31/02:       $9.99 Per Share
                       Total Net Assets:      $207.6  Million
                       30-day SEC Yield:        4.69%
                   Tax Equivalent Yield:        8.29%(1)
             12-Month Distribution Rate:        4.72%
                       Average Maturity:        13.3 Years
        Duration to Estimated Avg. Life:         5.2 Years(2)
                       Implied Duration:         4.2 Years(2)

(1)For individuals in the 38.6% federal tax and 7.85% MN tax brackets.
(2) See next page.


                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

           Multifamily Mortgage Revenue                    36.4

           Hospital/Health Care Revenue                    17.3

           Single Family Mortgage Revenue                   8.0

           Insured                                          6.5

           Other Revenue Bonds                              5.6

           Industrial Revenue/Pollution Control             5.1

           Sectors under 4.0%                              11.0

           Cash & Other Net Assets                         10.1

                         AVERAGE ANNUAL TOTAL RETURNS*

                     SIT                 LEHMAN               LIPPER
                 MN TAX-FREE         5-YEAR MUNI.          MN MUNI. BOND
                 INCOME FUND          BOND INDEX             FUND AVG.
                 -----------          ----------             ---------
3 Month**            2.65%                3.47%                 4.04%
6 Month**            5.24                 7.73                   n/a
1 Year               6.27                 7.85                  7.45
3 Year               5.91                 7.43                  6.86
5 Year               4.96                 6.09                  5.18
Inception            5.66                 5.75                  5.32
   (12/1/93)


                           CUMULATIVE TOTAL RETURNS*

                     SIT                 LEHMAN               LIPPER
                 MN TAX-FREE         5-YEAR MUNI.          MN MUNI. BOND
                 INCOME FUND          BOND INDEX             FUND AVG.
                 -----------          ----------             ---------
1 Year               6.27%                7.85%                 7.45%
3 Year              18.79                23.97                 22.03
5 Year              27.40                34.40                 28.71
Inception           62.59                63.85                 58.07
   (12/1/93)

*AS OF 9/30/02.                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/02 would have grown to $16,259 in the Fund or $16,385 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                                            LOWER OF MOODY'S,
                                                            S&P, FITCH OR DUFF &
                                                            PHELPS RATINGS USED.
                                  [PIE CHART]

                                       A
                                      20.4%

                                       AA
                                      9.2%

                                      AAA
                                      15.3%

                          Other Assets and Liabilities
                                      10.1%

                                   Not Rated
                                      35.2%

                                 Less than BBB
                                      2.0%

                                      BBB
                                      7.8%


                                                         ASSESSMENT OF
                                                           NON-RATED
                                                          SECURITIES

                                                      AAA             4.2%
                                                       AA             0.2
                                                        A             2.8
                                                      BBB            18.1
                                                       BB             9.0
                                             Less Than BB             0.9
                                                    ------           ----
                                                     Total           35.2%

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (89.3%) (2)
  EDUCATION/STUDENT LOAN (3.4%)
                Minnesota Higher Educ. Fac. Auth. Rev.:
      750,000     Series 1997-4L (St. John's University), 5.35%, 10/1/17                                                     788,903
      750,000     Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                                    762,165
      458,000     Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14                                           463,771
      700,000     Series 1999-4Y (Augsburg College), 5.05%, 10/1/13                                                          731,458
      275,000     Series 1999-4Z (Northwestern Hlth. Services University), 5.20%, 10/1/13                                    280,649
      100,000     Series 2000-5D (College Art & Design), 5.75%, 5/1/08                                                       109,254
      110,000     Refunding Series 2001-5J (St. Scholastica), 4.625%, 12/1/05                                                116,294
      450,000     Series 2002-5N1 (St. Catherine), 3.00%, 10/1/03                                                            453,996
      420,000     Series 2002-5N1 (St. Catherine), 3.00%, 10/1/04                                                            426,880
                St. Paul Hsg. & Redev. Auth. Lease Rev.:
      965,000     Series 1999 (ACORN Dual Language Academy Proj.), 6.30%, 11/1/17                                            917,233
      175,000     Series 2000A (New Spirit Schools Proj.), 9.00%, 12/1/02                                                    176,211
      400,000     Series 2001A (Cmty. of Peace Academy Proj.), 6.375%, 12/1/11                                               414,988
      750,000     Series 2001A (Cmty. of Peace Academy Proj.), 7.00%, 12/1/15                                                789,473
      350,000     Series 2001A (Cmty. of Peace Academy Proj.), 7.375%, 12/1/19                                               369,418
      165,000   Winona Port. Auth. Lease Rev. Series 1999A (Bluffview Montessori School Proj.), 8.00%, 12/1/24               176,161
                                                                                                                        ------------
                                                                                                                           6,976,854
                                                                                                                        ------------
  ESCROWED TO MATURITY/PREREFUNDED (1.2%)
      100,000   Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.40%, 9/1/03 (4)                       104,071
      400,000   MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.
                  Series 1998A Lot 1 (Formative Engineering Corp.), 5.75%, 8/1/18 (4)                                        413,248
      125,000     Series 1993A, 6.20%, 9/1/05                                                                                132,653
      130,000     Series 1993A, 6.30%, 9/1/06                                                                                138,077
      200,000     Series 1993B, 6.20%, 9/1/05                                                                                224,228
    1,435,000   University of Minnesota Rev. Series 1986A, 6.00%, 2/1/11                                                   1,439,692
                                                                                                                        ------------
                                                                                                                           2,451,969
                                                                                                                        ------------
  GENERAL OBLIGATION (0.9%)
      550,000   Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                  (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                                    566,670
       75,000   Farmington ISD No. 192 G.O. Series 1994, 4.90%, 2/1/06                                                        75,865
      100,000   Hopkins Redev. Refunding G.O. Series 1993C, 4.60%, 2/1/09                                                    100,112
       60,000   MN G.O. Series 1993, 5.30%, 4/1/07                                                                            61,147
       25,000   Montgomery G.O. Series 1995A, 5.00%, 12/1/02                                                                  25,137
    1,000,000   St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                                     1,054,970
                                                                                                                        ------------
                                                                                                                           1,883,901
                                                                                                                        ------------
  HOSPITAL/HEALTH CARE (17.3%)
                Aitkin Hlth. Care Fac. Rev. Series 2001 (Riverwood Hlth. Care Ctr. Proj.):
      250,000     6.00%, 2/1/06                                                                                              253,042
      250,000     6.25%, 2/1/07                                                                                              253,910
                Alexandria Hlth. Care Fac. Rev. Series 2002B (BSM Property - Bethany Home Proj.):
      375,000     4.65%, 7/1/06                                                                                              375,457
      375,000     4.95%, 7/1/07                                                                                              375,315

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
      700,000   Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.), 5.625%, 9/1/21                    717,108
                Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
       50,000     6.75%, 12/1/05                                                                                              49,965
      500,000     7.50%, 12/1/10                                                                                             499,320
      200,000     7.60%, 12/1/18                                                                                             196,868
      500,000   Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%, 10/1/08                    485,730
    1,290,000   Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                           1,290,593
    1,260,000   Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998
                  (Crest View Corp. Proj.), 5.75%, 9/1/11                                                                  1,188,583
    1,000,000   Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev. Series 1999A, 6.00%, 6/1/19                                   992,620
    1,000,000   Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                  Medical Ctr. Proj.), 6.75%, 8/1/17 (8) (9)                                                                 617,910
    3,000,000   Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 2002 (St. Luke's Hosp. Proj.), 6.00%, 6/15/12          2,979,450
      715,000   Eden Prairie Hlth. Care Fac. Rev. Bonds Series 1998 (Castle Ridge Care Proj.), 5.70%, 7/1/18                 627,670
      140,000   Edina Hlth. Care Fac. Rev. Series 1995 (Volunteers of America Care Proj.), 7.875%, 3/1/19                    140,189
    1,500,000   Elk River Rev. Series 1998 (Care Choice Member Proj.), 5.60%, 8/1/13                                       1,402,650
      215,000   Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                  (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                             225,206
      400,000   Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.), 6.40%, 12/1/15              415,132
                Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
      115,000     5.10%, 11/1/09                                                                                             112,985
      120,000     5.20%, 11/1/10                                                                                             117,082
      135,000     5.40%, 11/1/12                                                                                             131,595
      140,000     5.50%, 11/1/13                                                                                             135,881
      575,000   Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc. Proj.),  6.00%, 3/1/14           537,539
    1,685,000   Maplewood Hlth. Care Fac. Rev. (Volunteers of America Care Ctrs. Proj.), 7.375%, 10/1/12                   1,716,695
                Marshall Medical Center Gross Rev. Series 1999 (Weiner Memorial Medical Center Proj.):
      305,000     5.65%, 11/1/13                                                                                             305,619
      320,000     5.70%, 11/1/14                                                                                             319,235
      500,000     5.80%, 11/1/19                                                                                             490,995
      150,000   Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care System Series 1992
                  (Group Health Plan, Inc. Proj.), 6.90%, 10/15/22                                                           153,168
    1,045,000   Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                          1,027,266
    1,000,000   Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth. Care Proj.), 6.625%, 12/1/28 (8) (9)          615,230
      990,000   Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10                  985,278
    1,500,000   Minneapolis Pooled Rev. Series 1999 (CareChoice Member Proj.), 5.625%, 4/1/14                              1,408,680
                MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers Proj.):
      115,000     5.45%, 2/1/09                                                                                              114,020
      120,000     5.45%, 8/1/09                                                                                              118,511
      120,000     5.50%, 2/1/10                                                                                              118,088
      125,000     5.50%, 8/1/10                                                                                              122,563
      130,000     5.55%, 2/1/11                                                                                              127,135
      130,000     5.55%, 8/1/11                                                                                              126,655
      135,000     5.60%, 2/1/12                                                                                              131,414


         See accompanying notes to portfolios of investments on page 50.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                MN Agr. & Econ. Dev. Board Rev. Series 2000 (Evangelical Lutheran Good Samaritan Society Proj.):
      410,000     5.80%, 8/1/08                                                                                              451,636
      750,000     6.55%, 8/1/16                                                                                              837,945
                MN Agr. & Econ. Dev. Board Rev. Series 2002 (Evangelical Lutheran Good Samaritan Society Proj.):
      320,000     3.85%, 2/1/04                                                                                              325,421
      230,000     4.35%, 2/1/05                                                                                              237,211
      220,000     5.50%, 2/1/12                                                                                              238,878
                MN Agr. & Econ. Dev. Board Rev. Series 2000A (Fairview Hlth. Care Sys. Proj.):
      500,000     6.00%, 11/15/03                                                                                            522,070
      500,000     5.625%. 11/15/04                                                                                           535,435
      645,000     5.625%. 11/15/05                                                                                           703,443
      590,000     5.70%, 11/15/06                                                                                            652,440
    1,080,000   Northfield Hospital Rev. Series 2001C, 6.00%, 11/1/13                                                      1,147,662
                Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
      650,000     5.45%, 7/1/13                                                                                              629,902
    1,125,000     5.55%, 7/1/19                                                                                            1,033,965
                St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
      800,000     5.00%, 5/15/08                                                                                             835,232
      250,000     5.00%, 5/15/10                                                                                             258,250
    1,340,000     5.20%, 5/15/13                                                                                           1,369,735
    2,000,000     5.25%, 5/15/18                                                                                           2,015,780
      960,000   St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                  (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                            949,008
      400,000   St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2001A (Model Cities Hlth. Ctr. Proj.), 6.50%, 11/1/11    402,776
      820,000   Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                                  842,525
                                                                                                                        ------------
                                                                                                                          35,991,666
                                                                                                                        ------------
INDUSTRIAL / POLLUTION CONTROL (5.1%)
    3,070,000   Anoka Co. Solid Waste Disp. Rev. Series 1987A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)                3,124,523
      910,000   East Grand Forks Industrial Dev. Rev. Refunding Series 2001B (Am. Crystal Sugar Proj.), 5.40%, 4/1/11        983,355
    1,500,000   Hugo Industial Dev. Rev. Refunding Series 2002 (MN Union Builders Proj.), 7.75%, 3/1/17 (4)                1,510,590
                MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
      500,000     Series 1997C Lot 3 (DynaGraphics), 6.20%, 8/1/09 (4)                                                       508,185
      200,000     Series 2002A Lot 1, 2.75%, 8/1/03 (4)                                                                      200,722
      150,000     Series 2002A Lot 1, 3.15%, 8/1/04 (4)                                                                      151,251
      155,000     Series 2002A Lot 1, 3.65%, 8/1/05 (4)                                                                      156,973
      210,000   Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.), 5.10%, 10/1/05 (4)            219,607
                Owatonna Industrial Dev. Rev. Series 1997:
      280,000     7.25%, 5/1/14 (4)                                                                                          267,750
      505,000     7.375%, 5/1/17 (4)                                                                                         485,174
      375,000   Plymouth Rev. Refunding Series 1992 (Carlson Ctr. Proj.)(LOC Wells Fargo Bank), 7.00%, 4/1/12                375,806
      525,000   Puerto Rico Tourist, Educational, Medical and Environmental Control Fac. Financing Auth.
                  Industrial Rev. Series 1998A (Guaynabo Warehouse for Emergencies Proj.), 4.35%, 7/1/06                     554,353

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
       80,000   Ramsey & Washington Cos. Res. Recovery Refunding Rev. Series 1999 (NSP Co. Proj.), 3.75%, 12/1/03             80,682
      200,000   Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                          206,338
      275,000   Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC US Bank), 5.75%, 4/1/18 (4)            276,906
      500,000   Seaway Port Auth. (Duluth) Industrial Dev. Dock & Wharf Rev. Refunding Series 1992B
                  (Cargill Inc. Proj.), 6.80%, 5/1/12                                                                        511,835
      500,000   St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J, 5.35%, 3/1/18                               527,725
      380,000   St. Paul Port Authority Hotel Fac. Rev. Series 1999-2 (Radisson
                  Kellogg Proj.), 6.375%, 8/1/03                                                                             380,559
                                                                                                                        ------------
                                                                                                                          10,522,334
                                                                                                                        ------------

  INSURED (6.5%)
    2,500,000   Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 1993C (Benedictine Health System -
                  St. Mary Medical Ctr. Proj.)(Connie Lee), 5.875%, 2/15/08                                                2,576,150
      565,000   Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA), 5.25%, 9/15/18                            578,910
      205,000   Maple Lake ISD No. 881 Refunding G.O. Series 1993A (Ambac), 5.30%, 2/1/07                                    207,548
      205,000   MN HFA Rental Hsg. Series 1995D (MBIA), 5.15%, 2/1/04                                                        212,343
       45,000   MN HFA Single Family Mtg. Rev. Series 1994D (Ambac), 4.70%, 7/1/03                                            46,039
    1,650,000   Minneapolis & St. Paul Metro Airport Comm. Airport Rev. Series 1998B
                  (Ambac), 5.25%, 1/1/13 (4)                                                                               1,773,123
    1,000,000   Moorhead Public Utility Rev. Series 1992A (MBIA), 6.25%, 11/1/12                                           1,003,960
      300,000   Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                  (Ambac), 5.45%, 2/1/20                                                                                     324,111
                Southern MN Muni. Power Agy. Pwr. Supply Sys. Rev.:
      105,000     Series 1986A (MBIA), 5.00%, 1/1/17                                                                         105,352
    1,000,000     Series 1992B (FGIC), 5.80%, 1/1/07                                                                       1,030,880
    2,650,000   St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center Proj.)
                  (FSA), 7.10%, 11/1/23                                                                                    3,365,818
      300,000   St. Paul Sewer Rev. Refunding Series 1993 (Ambac), 5.60%, 12/1/08                                            308,013
    1,750,000   White Earth Band of Chippewa Indians Rev. Series 2000A (ACA insured), 7.00%, 12/1/11                       2,019,203
                                                                                                                        ------------
                                                                                                                          13,551,450
                                                                                                                        ------------

  MULTIFAMILY MORTGAGE (36.4%)
    1,520,000   Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley
                  Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                                                        1,576,270
      500,000   Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A
                  (Courtyard Res. Proj.), 7.25%, 1/1/26                                                                      510,610
    1,000,000   Brooklyn Center Multifamily Hsg. Rev. Series 1993 (Ponds Family Hsg. Proj.), 5.90%, 1/1/20                 1,013,450
                Buffalo Rev. Refunding Series 1998 (Covenant Retirement Cmtys. Proj.):
      350,000     4.35%, 12/1/03                                                                                             357,868
      250,000     4.45%, 12/1/04                                                                                             259,767
      250,000     4.55%, 12/1/05                                                                                             262,102


         See accompanying notes to portfolios of investments on page 50.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                Burnsville Multifamily Hsg. Rev. Refunding Series 1991 (Oak Leaf Apts. Proj.)(GNMA collateralized):
      905,000     7.05%, 1/1/12                                                                                              924,801
      780,000     7.125%, 1/1/17                                                                                             796,949
      860,000     7.125%, 1/1/21                                                                                             878,524
      530,000     7.15%, 1/1/23                                                                                              541,374
      425,000     7.15%, 1/1/25                                                                                              434,103
      960,000   Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14                971,203
                Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
    1,200,000     Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28                     1,217,808
      650,000     Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                                          668,148
      400,000     Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                               403,584
                Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
      235,000     5.00%, 9/1/09 (4)                                                                                          225,950
      495,000     5.375%, 9/1/14 (4)                                                                                         460,523
      405,000   Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.), 7.30%, 7/1/18                  414,279
                Cloquet Multifamily Hsg. Rev. Refunding Series 2001A (HADC Proj.):
       55,000     6.00%, 2/1/05                                                                                               55,101
       60,000     6.25%, 2/1/06                                                                                               60,154
       60,000     6.50%, 2/1/07                                                                                               60,060
       75,000     7.10%, 2/1/10                                                                                               75,088
      700,000   Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997A (Margaret Place Apts. Proj.),
                  6.50%, 5/1/25                                                                                              679,805
                Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
      115,000     5.30%, 11/1/07                                                                                             114,438
      115,000     5.40%, 11/1/08                                                                                             113,798
      170,000     5.50%, 11/1/10                                                                                             165,826
      545,000     5.80%, 11/1/18                                                                                             498,223
                Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.):
    4,440,000     Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                                   4,907,177
      210,000     Subordinate Series 1995C, 9.00%, 1/20/15 (4)                                                               212,293
                Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
    1,000,000     Series 1999 (View Pointe Apts. Proj.), 6.125%, 11/1/17                                                     968,880
      100,000     Series 1999 (Dakota Station Proj.), 5.65%, 1/20/24                                                         105,670
      800,000   Dakota Co. Cmty. Dev. Agy. Hsg. Fac. Rev. Subordinate Series 2002B
                  (HADC Apple Valley Sr. Apts. Proj.), 7.50%, 8/15/43                                                        809,896
                Eden Prairie Multifamily Hsg. Rev. Refunding :
      800,000     Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                             817,344
    1,500,000     Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                           1,528,200
      300,000     Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                                  315,810
      410,000     Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                                  424,612
      420,000     Senior Series 2001A (Rolling Hills Proj.) (GNMA collateralized), 6.00%, 8/20/21                            468,888
    1,100,000     Subordinate Series 2001C (Rolling Hills Proj.), 9.00%, 4/1/43                                            1,099,989

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                Fairmont Hsg. Fac. Rev. Series 2002-A1 (Homestead-GEAC Proj.):
    1,100,000     6.625%, 10/1/11                                                                                          1,132,648
      295,000     6.875%, 10/1/14                                                                                            301,809
                Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
       75,000     Series 1999B, 5.00%, 10/1/09                                                                                72,591
      500,000     Series 1999A, 5.20%, 10/1/19                                                                               506,925
    1,660,000     Series 1999A, 5.30%, 10/1/29                                                                             1,659,519
      110,000     Series 1999B, 5.70%, 10/1/29                                                                               100,033
      520,000   Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts. Proj.), 8.00%, 6/20/31        526,776
                Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
      100,000     5.85%, 4/1/09                                                                                              103,888
      450,000     6.25%, 4/1/15                                                                                              473,256
      500,000   Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                               505,205
                Inver Grove Heights Hsg. Rev. (PHM/Inver Grove, Inc Proj):
      105,000     Series 2001A, 5.50%, 5/1/08                                                                                105,680
      110,000     Series 2001A, 5.50%, 11/1/08                                                                               110,713
       65,000     Series 2001B, 5.00%, 5/1/06                                                                                 66,114
       70,000     Series 2001B, 5.25%, 5/1/07                                                                                 71,086
       75,000     Series 2001B, 5.50%, 5/1/08                                                                                 76,027
       80,000     Series 2001B, 5.60%, 5/1/09                                                                                 81,484
       70,000     Series 2001B, 5.00%, 11/1/06                                                                                71,429
       75,000     Series 2001B, 5.50%, 11/1/08                                                                                76,356
       80,000     Series 2001B, 5.60%, 11/1/09                                                                                81,307
    3,480,000   Little Canada Multifamily Hsg. Rev. Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17                3,359,627
    1,400,000   Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)                     1,340,290
                Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
    1,605,000     Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4)                                                   1,722,823
      100,000     Subordinate Series 1999C-1, 8.00%, 11/1/30 (4)                                                             100,495
      275,000     Subordinate Series 1999C-2, 8.00%, 11/1/30 (4)                                                             276,361
                Minneapolis Multifamily Hsg. Rev.:
      355,000     Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                                361,589
                  Series 1994 (Findley Place Townhomes Proj.) (Section 8):
       50,000        6.00%, 12/1/05 (4)                                                                                       50,352
    1,215,000        7.00%, 12/1/16 (4)                                                                                    1,193,470
    4,630,000     Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                              4,800,708
    1,000,000     Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)                           1,027,040
      345,000     Series 2000 (Garr Scott Loft Proj.)(LOC U.S. Bank), 5.95%, 5/1/30 (4)                                      371,434
    2,500,000     Series 2002B Mandatory Put 5/20/04 (Sumner Field Partners Proj.), 3.75%, 5/20/07 (4)                     2,517,725
                Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
      100,000     6.80%, 7/1/10                                                                                              106,869
      240,000     6.90%, 7/1/11                                                                                              254,119


         See accompanying notes to portfolios of investments on page 50.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                MN HFA Rental Hsg. Rev.:
       90,000     Series 1991A (Section 8), 6.95%, 2/1/14                                                                     91,067
      175,000     Series 1993C, 6.15%, 2/1/14                                                                                175,219
      110,000     Series 1993E, 6.00%, 2/1/14                                                                                110,127
      390,000   Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.), 7.00%, 6/1/04                             396,174
      370,000   Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                  8.00%, 12/20/16                                                                                            385,022
                Minnetonka Multifamily Hsg. Rev. Refunding Series 1999A (GNMA collateralized) (Archer Heights
                    Apts. Proj.):
      540,000     5.10%, 7/20/13 (4)                                                                                         570,542
      975,000     5.20%, 1/20/18 (4)                                                                                       1,015,609
                Minnetonka Senior Hsg. Rev. Series 1997 (Westridge Sr. Hsg. Proj.):
      110,000     6.30%, 9/1/08                                                                                              110,426
      185,000     6.50%, 9/1/12                                                                                              185,383
                New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
       95,000     5.35%, 12/1/08                                                                                              93,860
      100,000     5.40%, 12/1/09                                                                                              96,593
      105,000     5.50%, 12/1/10                                                                                             101,049
      110,000     5.60%, 12/1/11                                                                                             105,648
      650,000     6.125%, 12/1/19                                                                                            611,507
                Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.) (GNMA collateralized):
    1,650,000     Series 1996A, 8.05%, 6/20/31                                                                             1,834,866
      660,000     Series 1996C, 8.00%, 6/20/31                                                                               668,600
      960,000   Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),  7.20%, 12/1/16                     954,816
    2,800,000   Rochester Multifamily Rev. Refunding Series 2000A (Weatherstone Apts. Proj.) (LOC Household Finance)
                  (Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)                                                                3,062,920
                Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.):
    2,820,000     5.60%, 10/1/13                                                                                           2,718,001
      400,000     5.625%, 10/1/18                                                                                            366,356
      325,000   Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.), 8.00%, 1/1/12                 336,482
      500,000   St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Section 8
                  Assisted Proj.), 5.15%, 12/1/14                                                                            501,310
                St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
    1,300,000     Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20                                            1,108,055
                  Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
      200,000        5.00%, 6/1/09                                                                                           196,762
    1,154,000        5.50%, 6/1/18                                                                                         1,111,683
      300,000   St. Louis Park Rental Hsg. Dev. Rev. Refunding Series 1993 (FNMA-Tamarind Proj.), 5.50%, 11/1/13             310,113
                St. Louis Park Multifamily Hsg. Rev. Refunding:
      650,000     Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                                     687,596
      500,000     Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                                514,910
                St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev.:
      500,000     Series 1992 (Point of St. Paul Proj.)(FNMA backed), 6.60%, 10/1/12                                         511,040
      200,000     Series 1995 (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                                  212,244

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
    3,330,000     Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                              3,698,598
      400,000     Subordinate Series 1998-1B, 8.00%, 4/20/33                                                                 387,576
    1,750,000   Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                  (Laurentian Manor Proj.), 5.75%, 5/1/32                                                                  1,643,740
      910,000   Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                  (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                                  935,708
      755,000   Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1999A (Briar Pond
                  Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14                                                         782,512
                                                                                                                        ------------
                                                                                                                          75,596,427
                                                                                                                        ------------
  MUNICIPAL LEASE (2.9%) (5)
      525,000   Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer, Inc. Proj.), 9.00%, 4/1/10 (4)                    526,102
       75,000   Goodhue Co. Econ. Dev. Auth. Rev. Series 1997A (Courts Bldg. Proj.), 5.75%, 2/1/13                            79,828
      125,000   Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program), 5.70%, 8/1/13               126,352
      655,000   Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.), 6.10%, 2/1/08      691,804
      125,000   Mountain Iron Hsg. & Redev. Auth. Rev. Series 2001A (Arrowhead Library Sys. Proj.), 5.00%, 9/1/09            134,048
                Shorewood Econ. Dev. Auth. Public Safety Fire Fac. Lease Rev. Series 2002A:
      135,000     3.00%, 2/1/05                                                                                              134,734
      140,000     3.50%, 2/1/06                                                                                              139,654
      800,000   St. Cloud Certificates of Participation Series 1997, 5.90%, 12/1/17                                          835,032
    1,519,217   St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                                      1,535,123
      400,000   St. Paul Hsg. & Redev. Auth. Lease Rev. Series 2000 (Rivercentre Pkg. Ramp Proj.), 5.70%, 5/1/08             447,796
      953,900   University of Puerto Rico Certificates of Participation Series 2001, 6.25%, 1/10/05                          962,227
      350,000   Washington Co. Hsg. & Redev. Auth Jail Facility Rev. Refunding Series 1993, 5.00%, 2/1/06                    353,819
                                                                                                                        ------------
                                                                                                                           5,966,519
                                                                                                                        ------------
  PUBLIC FACILITIES (1.2%)
    1,000,000   Minneapolis Cmty. Dev. Agy. Ltd. Tax Supported Dev. Rev. Common Bond Fund Series 2001G3
                  (LOC-U.S. Bank), 5.35%, 12/1/21 1,054,760 St. Paul
                Recreational Fac. Gross Rev. Series 1996D:
      160,000     5.50%, 6/1/08                                                                                              172,627
    1,245,000     5.875%, 6/1/18                                                                                           1,342,907
                                                                                                                        ------------
                                                                                                                           2,570,294
                                                                                                                        ------------
  SINGLE FAMILY MORTGAGE (8.0%)
                Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
      545,000     Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                             561,546
      265,000     Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                       274,967
      740,000   Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo), 7.10%, 1/1/20              742,464
    2,100,000   Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                  Zero Coupon, 7.00% Effective Yield on Purchase Date, 10/1/12                                             1,091,097
      175,000   Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                         184,952


         See accompanying notes to portfolios of investments on page 50.

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                MN HFA Single Family Mtg. Rev.:
      165,000     Series 1992B-1, 6.75%, 1/1/26 (4)                                                                          168,800
      175,000     Series 1994F, 5.45%, 7/1/04                                                                                184,566
      185,000     Series 1994F, 5.55%, 7/1/05                                                                                195,234
      765,000     Series 1994F, 6.30%, 7/1/25                                                                                792,930
       40,000     Series 1994K, 5.90%, 1/1/07                                                                                 42,041
      275,000     Series 1994L, 6.70%, 7/1/20 (4)                                                                            285,854
      115,000     Series 1994T, 5.20%, 7/1/03                                                                                117,881
       30,000     Series 1995K, 6.20%, 7/1/20 (4)                                                                             31,397
      415,000     Series 1996D, 6.00%, 1/1/16                                                                                442,220
      305,000     Series 1997A, 5.60%, 7/1/09                                                                                324,852
      730,000     Series 1996H, 6.00%, 1/1/21                                                                                770,128
    1,790,000     Series 1997D, 5.85%, 7/1/19 (4)                                                                          1,881,344
       90,000     Series 1997E, 5.90%, 7/1/29 (4)                                                                             94,226
      255,000     Series 1997G, 6.00%, 1/1/18                                                                                277,588
    2,230,000     Series 1998C, 5.25%, 1/1/17                                                                              2,342,191
       95,000     Series 1998F, 4.95%, 7/1/08                                                                                103,225
      710,000     Series 1998F-1, 5.45%, 1/1/17                                                                              761,539
      155,000     Series 1998F, 5.70%, 1/1/17                                                                                169,958
      810,000     Series 1999B, 5.25%, 1/1/20                                                                                838,301
      885,000     Series 1999C, 4.10%, 7/1/03 (4)                                                                            899,355
      690,000     Series 1999C, 4.25%, 7/1/04 (4)                                                                            716,227
    1,095,000     Series 1999C, 4.40%, 7/1/05 (4)                                                                          1,153,090
      310,000     Series 2000C, 6.10%, 7/1/30 (4)                                                                            325,472
      378,524   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                       386,158
      966,042   St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                  Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                                         538,008
                                                                                                                        ------------
                                                                                                                          16,697,611
                                                                                                                        ------------
  TRANSPORTATION REVENUE (0.1%)
      250,000   Minneapolis & St. Paul Metro Airport Comm. Special Fac. Rev. Series 2001B
                  (Northwest Airlines), 6.50%, 4/1/25 (4)                                                                    232,072
                                                                                                                        ------------

  UTILITY (0.7%)
      400,000   Southern MN Muni. Power Agy. Pwr. Supply Sys. Rev. Refunding Series 1986A, 5.00%, 1/1/16                     401,336
    1,060,000   Western MN Muni. Power Agy. Rev. Refunding Series 1987A, 5.50%, 1/1/15                                     1,061,039
                                                                                                                        ------------
                                                                                                                           1,462,375
                                                                                                                        ------------
  OTHER REVENUE BONDS (5.6%)
                Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
                  Medical Clinic Proj.):
      250,000        5.15%, 12/1/08                                                                                          240,812
    1,750,000        5.60%, 12/1/15                                                                                        1,598,852
                Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant's Ridge Rec. Area Proj.):
      205,000     Series 2000, 5.90%, 11/1/03                                                                                211,542
      200,000     Series 2000, 6.25%, 11/1/05                                                                                213,594

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                                                                                   MARKET VALUE ($)(1)
------------------------------------------------------------------------------------------------------------------------------------
    1,000,000   Guam Econ. Dev. Auth. Tobacco Settlement Asset-Backed Rev. Series 2001B,
                  Zero Coupon, 5.20% Effective Yield on Purchase Date, 5/15/15                                               795,940
                Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
      100,000     Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                      100,454
      170,000     Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                          189,076
      500,000     Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)                                                         515,265
    1,250,000   Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08             1,250,463
      945,000   Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. Series 2000, 5.75%, 7/1/20                        1,001,218
      200,000   Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                              205,512
                St. Paul Hsg. & Redev. Auth. Tax Increment Rev. :
      600,000     Series 2001 (US Bank Operations Ctr. Proj.), 6.125%, 8/1/19                                                612,840
    1,140,000     Series 2002 (North Quadrant Owner Occupied Proj. Phase 2), 7.00%, 2/15/28                                1,164,293
    1,089,000     Series 2002 (North Quadrant Owner Occupied Proj. Phase 1), 7.50%, 2/15/28                                1,190,397
      750,000   Steele Co.  Hlth. Care Fac. Rev. Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20                            820,785
                Victoria Recreational Facility Gross Rev. Series 2002:
       70,000     4.75%, 2/1/12                                                                                               70,926
       75,000     4.75%, 8/1/12                                                                                               75,992
       85,000     5.10%, 8/1/15                                                                                               86,651
    1,250,000   Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001, 5.00%, 5/15/21            1,221,788
                                                                                                                        ------------
                                                                                                                          11,566,400
                                                                                                                        ------------

Total municipal bonds (cost: $183,452,182)                                                                               185,469,872
                                                                                                                        ------------

CLOSED-END MUTUAL FUNDS (0.6%) (2)
      103,500   Minnesota Municipal Term Trust II 2003                                                                     1,101,240
                                                                                                                        ------------
(cost:  $1,098,193)

SHORT-TERM SECURITIES (9.0%) (2)
      942,989   Federated Minnesota Municipal Cash Fund, 1.30%                                                               942,989
      525,000   Maple Grove Eagle Series 1991A, variable rate, 11/1/31                                                       525,000
    3,000,000   Minneapolis Rev. Series 1997B (University Gateway Proj.), variable rate, 12/1/27                           3,000,000
    4,650,000   Minneapolis CDA Pollution Ctrl. Agy. Rev. Series 1985 (NSP Co. Proj.), variable rate, 3/1/11               4,650,000
    1,460,000   MN Higher Educ. Fac. Auth. Rev. Series 1992-L2 (Carleton College Proj.), variable rate, 11/1/12            1,460,000
    2,000,000   So. MN Muni Power Agy. Series B, 1.30%, 10/8/02                                                            2,000,000
    4,000,000   So. MN Muni Power Agy. Series B, 1.40%, 10/4/02                                                            4,000,000
    2,000,000   So. MN Muni Power Agy. Series B, 1.40%, 10/2/02                                                            2,000,000
       57,426   Wells Fargo Minnesota Municipal Cash Fund, 0.82%                                                              57,426
                                                                                                                        ------------

Total Short-Term Securities (cost: $18,635,415)                                                                           18,635,415
                                                                                                                        ------------

Total investments in securities (cost: $203,185,790 ) (7)                                                               $205,206,527
                                                                                                                        ============


         See accompanying notes to portfolios of investments on page 50.

[PHOTO]  SIT U.S. BOND FUND
         SIX MONTHS ENDED SEPTEMBER 30, 2002

         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER


     The Sit Bond Fund provided investors with a +6.2% return for the six months ended September 30, 2002, compared to +8.5% for the Lehman Aggregate Bond Index. The Fund's annualized return of +6.6% since inception through September 30, 2002 ranked it in the top one-third of the 90 funds included in the Lipper(1) Intermediate Investment Grade Bond Fund universe which had an average return of +6.3%.
     U.S. Treasury yields fell sharply during the past six months as yields for 2-year and 10-year U.S. Treasuries declined by roughly 200 and 180 basis points, respectively. At September 30, the 1.71% yield for the 2-year Treasury marked an all-time low, while the 3.62% yield for the 10-year Treasury has not been seen in 41 years. The rally in U.S. Treasuries was unmatched by any other sector for the six month period. Specifically, the +12.2% U.S. Treasury sector return exceeded corporates by 4.7%, mortgages by 4.9%, and asset-backeds by 6.0%. We had expected GDP to improve to at least +3% for the third quarter, which in turn, should have improved investor confidence and caused most sectors to outperform U.S. Treasuries. Oddly, our forecast for the third quarter GDP appears correct, yet investor sentiment is not reacting to economic fundamentals.
     Recent returns reflect a dramatic flight to quality. We strongly believe that the strength in U.S. Treasuries and corresponding relative weakness of other sectors is unsustainable. For example, the 10-year maturity U.S. Treasury had a total return of +11.2% for the third quarter. Compounding that performance for four quarters would result in a one-year return of +53.1% and a -1.65% yield!
     Typically, acute rallies in U.S. Treasuries are followed by one or more periods of material underperformance. Consequently, we are maintaining our significant underweighting in U.S. Treasures and have structured bond portfolios defensively against a rise in interest rates. We believe U.S. Treasury yields will rise in the intermediate term as interest rates move away from current historically low levels and as the economy benefits from increasing consumer disposable income, another round of record mortgage refinancings and continued decreases in income tax rates. The Fund has an "AAA" average credit quality, yet yields 1.7% more than the Lehman Aggregate Bond Index and 3.4% more than similar duration U.S. Treasuries. The Fund will continue to focus on securities and sectors that provide the most attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following: U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

               Net Asset Value 9/30/02:         $10.00 Per Share
                               3/31/02:          $9.68 Per Share
                      Total Net Assets:         $16.8 Million
                      30-day SEC Yield:           6.00%
            12-Month Distribution Rate:           5.81%
                      Average Maturity:          17.9 Years
                    Effective Duration:           3.7 Years(2)

(1) See next page.
(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                              PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR GRAPH]

                        Corporate Bonds & Notes     31.0

                        Mortgage Pass Through       23.5

                        Asset-Backed Securities     22.3

                        Collateralized
                        Mortgage Obligations         8.4

                        Sectors under 4.0%           9.8

                        Cash & Other Net Assets      5.0

                          AVERAGE ANNUAL TOTAL RETURNS*

                                                             LIPPER INTER.
                         SIT               LEHMAN             INVESTMENT
                        BOND             AGGREGATE            GRADE BOND
                        FUND            BOND INDEX             FUND AVG.
                        ----            ----------             ---------
3 Month**               2.25%               4.58%                3.70%
6 Month**               6.24                8.45                  n/a
1 Year                  6.92                8.60                 6.20
3 Year                  7.93                9.48                 7.93
5 Year                  6.41                7.83                 6.52
Inception               6.63                7.28                 6.27
   (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                                                             Lipper Inter.
                         Sit               Lehman             Investment
                        Bond             Aggregate            Grade Bond
                        Fund            Bond Index             Fund Avg.
                        ----            ----------             ---------
1 Year                  6.92%               8.60%                6.20%
3 Year                 25.73               31.24                25.73
5 Year                 36.41               45.81                37.16
Inception              76.35               86.13                71.16
    (12/1/93)

*AS OF 9/30/02.                                                **NOT ANNUALIZED.

--------------------------------------------------------------------------------
(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 9/30/02. Sit Bond Fund rankings for the 3- and 5-year and since inception periods were 146th of 260 funds, 115th of 188 funds and 29th of 95 funds, respectively.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                                  [LINE GRAPH]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/02 would have grown to $17,635 in the Fund or $18,613 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)


                                  [PIE CHART}


                                                             LOWER OF MOODY'S
                                                             OR S&P RATING USED.

                                       A
                                     17.5%

                                       AA
                                      1.1%

                                      AAA
                                     30.8%

                                      2.3%
                                 U.S. Treasury

                                     31.1%
                                  Govt. Agency
                               Backed Securities

                                     12.2%
                                      BBB

                             Cash and other Assets
                                and Liabilities
                                      5.0%

SIT BOND FUND
SEPTEMBER 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                               MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.3%) (2)
        200,000  U.S. Treasury Strips, Zero Coupon,
                  6.04% Effective Yield, 11/15/27                        55,479
        300,000  U.S. Treasury Bond, 5.50%, 8/15/28                     329,555
                                                                    ------------
                                                                        385,034
                                                                    ------------
   (cost:  $339,055)

ASSET-BACKED SECURITIES (22.3%) (2)
                 Advanta Mortgage Loan Trust:
        200,000   1995-3 A5, 7.37%, 2/25/27                             205,878
        300,000   1999-3 A4, 7.75%, 10/25/26                            331,490
        470,000  Amresco Residential Securities Mtg. Loan
                  Trust Series 1998-1 A5, 7.07%, 10/25/27               513,741
                 Conseco Home Equity Loan Series:
        300,000   2000-D A4, 8.17%, 12/15/25                            319,132
         50,000   2001-B 1A4, 6.555%, 6/15/32                            51,658
                 Conseco Mfg. Housing Series:
        350,000   2000-1 A5, 8.06%, 5/1/31                              369,288
        200,000   2000-4 A5, 7.97%, 5/1/32                              214,687
        100,000   2000-4 A6, 8.31%, 5/1/32                              105,778
        100,000   2000-6 A5, 7.27%, 9/1/32                              107,535
        249,998  ContiMortgage Home Equity Loan Trust
                  Series 1996-1 A7, 7.00%, 3/15/27                      251,965
        200,000  GE Capital Corp Series 1996-HE4 A7,
                  7.495%, 10/25/26                                      213,893
                 Green Tree Financial Corp.:
         75,000   1995-5 A6, 7.25%, 9/15/26                              81,083
         74,655   1997-4 A6, 7.03%, 2/15/29                              80,791
        200,000   1999-1 A5, 6.11%, 9/1/23                              201,856
        150,000  Green Tree Home Equity Loan Trust
                  Series 1999-D A5, 7.88%, 9/15/30                      163,583
        500,000  Residential Asset Securitization Trust
                  Series 2001-A A4, 6.86%, 8/25/29                      526,933
                                                                    ------------

Total asset-backed securities                                         3,739,291
                                                                    ------------
   (cost:  $3,528,257)

COLLATERALIZED MORTGAGE OBLIGATIONS (8.4%) (2)
        100,000  FHLMC Series 2125 OE, 6.25%, 1/15/24                   102,715
        172,999  FHLMC Series 2448 CK, 8.50%, 12/15/12                  176,438
        310,109  FNMA Series 1990 45J, 9.50%, 5/25/20                   349,523
        300,000  GNMA Series 2001-41 PB, 6.50%, 9/20/30                 316,035
                 PNC Mortgage Securities Corp.:
         25,830   Series 1998-6 4A, 6.75%, 8/25/13                       26,011
        126,116   Series 1998-14 1A, 6.25%, 1/25/29                     128,324
                 Vendee Mortgage Trust:
         97,120   Series 2000-3 2B, 7.50%, 4/15/08                      100,353
        199,006   Series 1997-2 E, 7.50%, 5/15/24                       205,776
                                                                    ------------

Total collateralized mortgage obligations                             1,405,175
                                                                    ------------
   (cost:  $1,382,312)

CORPORATE BONDS & NOTES (31.0%) (2)
        150,000  American General Capital, 8.50%, 7/1/30                190,295
        300,000  CIT Group, Inc. (Tyco), 6.50%, 2/7/06                  315,592
        300,000  CIT Group, Inc., 7.375%, 4/2/07                        321,100
        379,181  Continental Airlines Series 2000-2, 7.707%, 4/2/21     355,629
        100,000  Delta Airlines, 6.72%, 1/2/23                          105,792
        300,000  Dow Capital BV, 8.70%, 5/15/22                         310,737
        200,000  El Paso Electric Co., 9.40%, 5/1/11                    211,193
        300,000  First Hawaiian Capital Trust, 8.343%, 7/1/27           344,515
                 Ford Motor Credit Co.:
        200,000   7.50%, 3/15/05                                        201,259
        400,000   9.14%, 12/30/14                                       406,313
        300,000  General Motors Accept. Corp., 6.875%, 9/15/11          292,438
        100,000  McDonald's Corp., 7.31%, 9/15/27                       114,275
        150,000  Monsanto Co., 7.375%, 8/15/12                          159,965
        383,097  Northwest Airlines Corp., 8.072%, 10/1/19              422,354
        150,000  Pentair, Inc., 7.85%, 10/15/09                         171,768
                 Shaw Communications, Inc.:
         50,000   8.25%, 4/11/10                                         47,441
        100,000   7.20%, 12/15/11                                        87,705
        100,000  Susa Partnership LP, 7.45%, 7/1/18                     114,537
        600,000  U.S. Airways Series 2000-2G, 8.02%, 2/15/19            622,122
         50,000  Union Carbide Corp., 8.75%, 8/1/22                      52,241
        300,000  Wells Fargo (First Sec.), 8.41%, 12/15/26              352,330
                                                                    ------------

Total corporate bonds & notes                                         5,199,601
                                                                    ------------
   (cost:  $5,061,548)

MORTGAGE PASS-THROUGH SECURITIES (23.5%) (2)(3)
                 Federal Home Loan Mortgage Corporation:
         34,125   9.00%, 12/1/17                                         37,847
        101,056   9.50%, 8/1/16                                         111,835
         13,215   10.25%, 9/1/09                                         14,815
         22,412   10.75%, 3/1/11                                         25,346
                 Federal National Mortgage Association:
         83,614   8.50%, 2/1/25                                          90,593
        216,325   9.00%, 1/1/15                                         238,343
        111,805   9.00%, 12/1/19                                        123,307

--------------------------------------------------------------------------------
QUANTITY ($)    NAME OF ISSUER                               MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
        235,392   9.00%, 5/1/25                                         257,567
        130,896   9.75%, 1/15/13                                        148,157
        120,380   10.25%, 8/15/13                                       137,462
        171,058   10.50%, 5/1/19                                        195,456
         90,597   11.00%, 9/1/19                                        104,712
         88,840   11.00%, 11/1/20                                       102,368
                 Government National Mortgage Association:
         96,929   8.50%, 10/15/24                                       106,066
        480,244   8.50%, 11/20/26                                       521,415
        124,497   8.50%, 10/15/24                                       136,233
         78,323   8.75%, 11/15/09                                        84,546
         20,343   9.00%, 10/15/06                                        21,932
         27,952   9.00%, 9/15/08                                         30,316
         26,617   9.00%, 4/15/09                                         29,059
         50,782   9.00%, 4/15/09                                         55,441
        313,007   9.00%, 6/15/09                                        341,764
          3,795   9.00%, 8/15/11                                          4,154
         53,299   9.00%, 11/20/15                                        58,983
         78,422   9.00%, 1/15/17                                         86,654
         17,858   9.00%, 8/20/19                                         19,794
         14,703   9.00%, 6/20/21                                         16,286
         24,108   9.00%, 12/20/21                                        26,704
         22,335   9.25%, 5/15/10                                         24,593
        248,439   9.25%, 10/15/11                                       274,643
            666   9.50%, 3/15/03                                            679
         34,304   9.50%, 11/15/05                                        36,651
         25,978   9.50%, 2/15/11                                         28,843
         58,922   9.50%, 5/20/16                                         66,001
         14,514   9.50%, 5/20/18                                         16,281
         95,818   9.50%, 7/20/18                                        107,480
        100,918   9.50%, 7/20/18                                        113,200
         64,760   9.50%, 9/20/18                                         72,642
          5,045   9.50%, 4/15/20                                          5,689
         12,992   9.50%, 9/15/20                                         14,650
         11,667   9.50%, 11/15/21                                        13,158
         41,972   10.00%, 6/15/19                                        47,843
                                                                    ------------

Total mortgage pass-through securities                                3,949,508
                                                                    ------------
   (cost:  $3,841,443)

TAXABLE MUNICIPAL SECURITIES (3.9%) (2)
         20,000  Bernalillo Multifamily. Series 1998A,
                  7.50%, 9/20/20                                         22,265
        300,000  CA Rural HMFA Single Family Mtg. Rev.
                  Series 2002C, 6.75%, 3/1/24                           319,131
                 Tobacco Settlement Series 2001A:
         84,195   7.67%, 5/15/16                                         84,780
        224,600   6.36%, 5/15/25                                        232,104
                                                                    ------------

Total taxable municipal securities                                      658,280
                                                                    ------------
   (cost:  $635,708)

CLOSED-END MUTUAL FUNDS (3.6%) (2)
          4,925  American Select Portfolio                               65,995
          2,145  American Strategic Income Portfolio (I)                 26,276
         32,394  American Strategic Income Portfolio (II)               420,150
          7,672  American Strategic Income Portfolio (III)               93,598
                                                                    ------------

Total closed-end mutual funds                                           606,019
                                                                    ------------
   (cost:  $539,868)

SHORT-TERM SECURITIES (4.4%) (2)
        335,000  UBS Finance, Inc., 1.97%, 10/1/02                      335,000
        349,971  Dreyfus Gov't Cash Mgmt. Fund, 1.73%                   349,971
         51,000  Sit Money Market Fund, 1.26% (6)                        51,000
                                                                    ------------

Total short-term securities                                             735,971
                                                                    ------------
   (cost:  $735,971)

Total investments in securities
   (cost:  $16,064,162)  (7)                                        $16,678,879
                                                                    ============


        See accompanying notes to portfolios of investments on page 50.

SIT MUTUAL FUNDS
SEPTEMBER 30, 2002

NOTES TO PORTFOLIOS OF INVESTMENTS (UNAUDITED)

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)      Percentage figures indicate percentage of total net assets.

(3) At September 30, 2002, 6.0% of net assets in the U.S. Government Securities Fund and 3.3% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 2002, 17.6% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities ("Restricted Securities") held by the Funds which have been determined to be liquid by the Adviser in accordance to guidelines established by the Board of Directors.

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At September 30, 2002 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                              U.S.
                                                            MONEY          GOVERNMENT
                                                            MARKET          SECURITIES          BOND
                                                             FUND             FUND              FUND
                                                          -----------    -------------     -------------
Cost for federal income tax purposes                      $69,454,953    $ 329,462,109     $  16,064,162
                                                          ===========    =============     =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation                             --    $   8,105,436     $     678,698
         Gross unrealized depreciation                             --       (1,030,502)          (63,980)
                                                          -----------    -------------     -------------

Net unrealized appreciation (depreciation)                         --    $   7,074,934     $     614,718
                                                          ===========    =============     =============


                                                                              MINNESOTA
                                                            TAX-FREE          TAX-FREE
                                                             INCOME            INCOME
                                                              FUND              FUND
                                                          -------------     -------------
Cost for federal income tax purposes                      $ 424,701,174     $ 203,185,790
                                                          =============     =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation                    $  12,760,686     $   4,461,688
         Gross unrealized depreciation                      (11,860,291)       (2,440,951)
                                                          -------------     -------------

Net unrealized appreciation (depreciation)                $     900,395     $   2,020,737
                                                          =============     =============

(8) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at September 30, 2002, is $8,070,266 and $1,233,140 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 1.9% and 0.6% of the Fund's net assets, respectively.

(9) Presently non-income producing securities. Items identified are in default as to payment of interest.

SIT MUTUAL FUNDS
SEPTEMBER 30, 2002

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                              U.S.                         MINNESOTA
                                             MONEY         GOVERNMENT       TAX-FREE        TAX-FREE
                                             MARKET        SECURITIES        INCOME          INCOME            BOND
ASSETS                                        FUND            FUND            FUND            FUND             FUND
                                          ------------    ------------    ------------    ------------    ------------
Investments in securities, at
      identified cost ................    $ 69,454,953    $329,462,109    $424,701,174    $203,185,790    $ 16,064,162
                                          ============    ============    ============    ============    ============

Investments in securities, at
      market value - see
      accompanying schedules for
      detail .........................    $ 69,454,953    $336,537,043    $425,601,568    $205,206,527    $ 16,678,879
Cash in bank on demand
      deposit ........................         630,841              --              --               1          20,020
Accrued interest and dividends
      receivable .....................              --       2,150,371       6,750,261       3,298,216         183,671
Receivable for investment
      securities sold ................              --              --       3,171,042              --              --
Receivable for principal
      paydowns .......................              --         351,520              --              --           4,877
Other
      receivables ....................              --              --              --           3,655              --
Receivable for Fund shares
      sold ...........................              --       1,552,137         180,000              --             600
                                          ------------    ------------    ------------    ------------    ------------

                  Total assets ......       70,085,794     340,591,071     435,702,871     208,508,399      16,888,047
                                          ------------    ------------    ------------    ------------    ------------


LIABILITIES
Disbursements in excess of
      cash balances ..................              --           5,396             315              --              --
Payable for investment securities
      purchased - when issued (note 1)              --              --              --              --              --
Payable for investment securities
      purchased ......................              --       1,183,628       1,460,643              --              --
Payable for Fund shares
      redeemed .......................              --       1,338,022          80,553              --           6,600
Cash portion of dividends
      payable to shareholders ........          77,595       1,248,688       1,672,341         791,152          81,923
Other
      payables .......................              --           3,196           7,802              --             409
Accrued investment management
      and advisory services fee ......          30,350         213,949         269,979         136,486          10,990
                                          ------------    ------------    ------------    ------------    ------------

                  Total liabilities ..         107,945       3,992,879       3,491,633         927,638          99,922
                                          ------------    ------------    ------------    ------------    ------------

Net assets applicable to
      outstanding capital stock ......    $ 69,977,849    $336,598,192    $432,211,238    $207,580,761    $ 16,788,125
                                          ============    ============    ============    ============    ============

      Capital Stock Par ..............    $      0.001    $       0.01    $      0.001    $      0.001    $      0.001

      Authorized shares (000's) ......      10,000,000      10,000,000      10,000,000      10,000,000      10,000,000
      Outstanding shares .............      69,980,935      30,970,145      42,926,572      20,207,734       1,679,023
                                          ============    ============    ============    ============    ============

Net asset value per share of
      outstanding capital stock ......    $       1.00    $      10.87    $      10.07    $      10.27    $      10.00
                                          ============    ============    ============    ============    ============


         See accompanying notes to financial statements on page 56 - 59.

SIT MUTUAL FUNDS
SEPTEMBER 30, 2002

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                   U.S.                           MINNESOTA
                                                 MONEY          GOVERNMENT        TAX-FREE         TAX-FREE
                                                 MARKET         SECURITIES         INCOME           INCOME             BOND
                                                  FUND             FUND             FUND             FUND              FUND
                                              ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  INCOME:
    Interest .............................    $    701,048     $  7,653,506     $ 11,652,220     $  5,551,347     $    532,110
                                              ------------     ------------     ------------     ------------     ------------
                Total income .............         701,048        7,653,506       11,652,220        5,551,347          532,110
                                              ------------     ------------     ------------     ------------     ------------

  EXPENSES (NOTE 3):
    Investment management and
          advisory services fee ..........         284,917        1,128,990        1,778,688          820,674           67,271
          Less fees and expenses absorbed
                by investment adviser ....         (89,526)         (50,685)         (94,482)              --               --
                                              ------------     ------------     ------------     ------------     ------------

         Total net expenses ..............         195,391        1,078,305        1,684,206          820,674           67,271
                                              ------------     ------------     ------------     ------------     ------------

         Net investment income ...........         505,657        6,575,201        9,968,014        4,730,673          464,839
                                              ------------     ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
    Net realized gain (loss) .............              --          301,150          767,442         (787,871)          11,852

    Net change in unrealized appreciation
          (or depreciation) on investments              --        3,754,613        9,951,989        6,410,525          499,621
                                              ------------     ------------     ------------     ------------     ------------

         Net gain (loss) on investments ..              --        4,055,763       10,719,431        5,622,654          511,473
                                              ------------     ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
  resulting from operations ..............    $    505,657     $ 10,630,964     $ 20,687,445     $ 10,353,327     $    976,312
                                              ============     ============     ============     ============     ============


         See accompanying notes to financial statements on page 56 - 59.

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       MONEY MARKET                     U.S. GOVERNMENT
                                                                           FUND                         SECURITIES FUND
                                                              -------------------------------------------------------------------
                                                               SIX MONTHS                          SIX MONTHS
                                                                 ENDED                               ENDED
                                                              SEPTEMBER 30,      YEAR ENDED       SEPTEMBER 30,      YEAR ENDED
                                                                 2002             MARCH 31,          2002             MARCH 31,
                                                               (UNAUDITED)          2002           (UNAUDITED)          2002
                                                              -------------     -------------     -------------     -------------
OPERATIONS:
      Net investment income ..............................    $     505,657     $   2,551,390     $   6,575,201     $   9,984,285
      Net realized gain (loss) on investments ............               --                --           301,150            54,723
      Net change in unrealized appreciation
           (depreciation) of investments .................               --                --         3,754,613           799,262
                                                              -------------     -------------     -------------     -------------

           Net increase (decrease) in net assets resulting
                from operations ..........................          505,657         2,551,390        10,630,964        10,838,270
                                                              -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..............................         (505,657)       (2,551,390)       (6,575,201)       (9,985,451)
      Net realized gains on investments ..................               --                --                --                --
                                                              -------------     -------------     -------------     -------------

           Total distributions ...........................         (505,657)       (2,551,390)       (6,575,201)       (9,985,451)
                                                              -------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold ..........................      267,053,637       724,976,703       188,348,614       165,954,965
      Reinvested distributions ...........................          311,401         1,743,863         5,557,810         9,382,043
      Payments for shares redeemed .......................     (291,171,868)     (743,440,998)      (73,311,239)     (118,598,483)
                                                              -------------     -------------     -------------     -------------

           Increase (decrease) in net assets from
               capital share transactions ................      (23,806,830)      (16,720,432)      120,595,185        56,738,525
                                                              -------------     -------------     -------------     -------------

               Total increase (decrease) in net assets ...      (23,806,830)      (16,720,432)      124,650,948        57,591,344
NET ASSETS
      Beginning of period ................................       93,784,679       110,505,111       211,947,244       154,355,900
                                                              -------------     -------------     -------------     -------------
      End of period ......................................    $  69,977,849     $  93,784,679     $ 336,598,192     $ 211,947,244
                                                              =============     =============     =============     =============
NET ASSETS CONSIST OF:
      Capital (par value and paid-in surplus) ............    $  69,977,849     $  93,784,679     $ 331,941,226     $ 211,346,041
      Undistributed (distributions in excess of) net
           investment income .............................               --                --                --                --
      Accumulated net realized gain (loss) from
           security transactions .........................               --                --        (2,417,968)       (2,719,118)
      Unrealized appreciation (depreciation)
           on investments ................................               --                --         7,074,934         3,320,321
                                                              -------------     -------------     -------------     -------------

                                                              $  69,977,849     $  93,784,679     $ 336,598,192     $ 211,947,244
                                                              =============     =============     =============     =============

CAPITAL TRANSACTIONS IN SHARES:
      Sold ...............................................      267,053,678       724,976,703        17,399,997        15,443,904
      Reinvested distributions ...........................          311,401         1,743,863           514,787           875,121
      Redeemed ...........................................     (291,171,868)     (743,440,998)       (6,778,908)      (11,055,874)
                                                              -------------     -------------     -------------     -------------

Net increase (decrease) ..................................      (23,806,789)      (16,720,432)       11,135,876         5,263,151
                                                              =============     =============     =============     =============

                                                                           TAX-FREE                     MINNESOTA TAX-FREE
                                                                          INCOME FUND                       INCOME FUND
                                                                -------------------------------     -------------------------------
                                                                 SIX MONTHS                          SIX MONTHS
                                                                    ENDED                               ENDED
                                                                SEPTEMBER 30,      YEAR ENDED       SEPTEMBER 30,      YEAR ENDED
                                                                    2002            MARCH 31,           2002            MARCH 31,
                                                                 (UNAUDITED)          2002           (UNAUDITED)          2002
                                                                -------------     -------------     -------------     -------------
OPERATIONS:
      Net investment income ..............................      $   9,968,014     $  22,107,800     $   4,730,673     $   8,800,200
      Net realized gain (loss) on investments ............            767,442        (6,718,514)         (787,871)         (854,310)
      Net change in unrealized appreciation
           (depreciation) of investments .................          9,951,989         3,298,902         6,410,525           299,328
                                                                -------------     -------------     -------------     -------------

           Net increase (decrease) in net assets resulting
                from operations ..........................         20,687,445        18,688,188        10,353,327         8,245,218
                                                                -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..............................         (9,968,014)      (22,115,843)       (4,730,673)       (8,800,200)
      Net realized gains on investments ..................                 --                --                --                --
                                                                -------------     -------------     -------------     -------------

           Total distributions ...........................         (9,968,014)      (22,115,843)       (4,730,673)       (8,800,200)
                                                                -------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold ..........................         65,587,046       127,901,019        36,384,938        75,664,026
      Reinvested distributions ...........................          8,264,835        19,025,644         3,808,325         7,181,639
      Payments for shares redeemed .......................        (92,791,544)     (205,251,877)      (33,510,544)      (68,197,349)
                                                                -------------     -------------     -------------     -------------

           Increase (decrease) in net assets from
               capital share transactions ................        (18,939,663)      (58,325,214)        6,682,719        14,648,316
                                                                -------------     -------------     -------------     -------------

               Total increase (decrease) in net assets ...         (8,220,232)      (61,752,869)       12,305,373        14,093,334
NET ASSETS
      Beginning of period ................................        440,431,470       502,184,339       195,275,388       181,182,054
                                                                -------------     -------------     -------------     -------------
      End of period ......................................      $ 432,211,238     $ 440,431,470     $ 207,580,761     $ 195,275,388
                                                                =============     =============     =============     =============
NET ASSETS CONSIST OF:
      Capital (par value and paid-in surplus) ............      $ 456,070,289     $ 475,009,952     $ 211,948,218     $ 205,265,499
      Undistributed (distributions in excess of) net
           investment income .............................                 --                --                --                --
      Accumulated net realized gain (loss) from
           security transactions .........................        (24,759,446)      (25,526,888)       (6,388,194)       (5,600,323)
      Unrealized appreciation (depreciation)
           on investments ................................            900,395        (9,051,594)        2,020,737        (4,389,788)
                                                                -------------     -------------     -------------     -------------

                                                                $ 432,211,238     $ 440,431,470     $ 207,580,761     $ 195,275,388
                                                                =============     =============     =============     =============

CAPITAL TRANSACTIONS IN SHARES:
      Sold ...............................................          6,605,842        12,884,486         3,597,230         7,526,906
      Reinvested distributions ...........................            833,374         1,916,446           376,866           714,530
      Redeemed ...........................................         (9,340,481)      (20,685,935)       (3,314,091)       (6,796,275)
                                                                -------------     -------------     -------------     -------------

Net increase (decrease) ..................................         (1,901,265)       (5,885,003)          660,005         1,445,161
                                                                =============     =============     =============     =============

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                 BOND
                                                                                 FUND
                                                                    -------------------------------
                                                                     SIX MONTHS
                                                                        ENDED
                                                                    SEPTEMBER 30,       YEAR ENDED
                                                                        2002             MARCH 31,
                                                                     (UNAUDITED)           2002
                                                                    -------------     -------------
OPERATIONS:
      Net investment income ..............................          $     464,839     $     872,071
      Net realized gain (loss) on investments ............                 11,852            (2,815)
      Net change in unrealized appreciation
           (depreciation) of investments .................                499,621          (204,003)
                                                                    -------------     -------------

           Net increase (decrease) in net assets resulting
                from operations ..........................                976,312           665,253
                                                                    -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..............................               (464,773)         (872,071)
      Net realized gains on investments ..................                     --                --
                                                                    -------------     -------------

           Total distributions ...........................               (464,773)         (872,071)
                                                                    -------------     -------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold ..........................              4,960,082         3,992,824
      Reinvested distributions ...........................                425,197           837,262
      Payments for shares redeemed .......................             (3,845,774)       (3,167,676)
                                                                    -------------     -------------

           Increase (decrease) in net assets from
               capital share transactions ................              1,539,505         1,662,410
                                                                    -------------     -------------

               Total increase (decrease) in net assets ...              2,051,044         1,455,592
NET ASSETS
      Beginning of period ................................             14,737,081        13,281,489
                                                                    -------------     -------------
      End of period ......................................          $  16,788,125     $  14,737,081
                                                                    =============     =============
NET ASSETS CONSIST OF:
      Capital (par value and paid-in surplus) ............          $  16,665,317     $  15,125,812
      Undistributed (distributions in excess of) net
           investment income .............................                     --               (66)
      Accumulated net realized gain (loss) from
           security transactions .........................               (491,910)         (503,762)
      Unrealized appreciation (depreciation)
           on investments ................................                614,718           115,097
                                                                    -------------     -------------

                                                                    $  16,788,125     $  14,737,081
                                                                    =============     =============

CAPITAL TRANSACTIONS IN SHARES:
      Sold ...............................................                502,103           405,694
      Reinvested distributions ...........................                 43,118            85,310
      Redeemed ...........................................               (388,437)         (323,576)
                                                                    -------------     -------------

Net increase (decrease) ..................................                156,784           167,428
                                                                    =============     =============


         See accompanying notes to financial statements on page 56 - 59.

SIT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:


     ---------------------------------------------------------------------------
                FUND                           INVESTMENT OBJECTIVES
     ---------------------------------------------------------------------------
            Money Market                  Maximum current income with the
                                          preservation of capital and
                                          maintenance of liquidity.

           U.S. Government                High current income and safety
             Securities                   of principal.

           Tax-Free Income                High current income that is exempt
                                          from federal income tax, consistent
                                          with the preservation of capital.

              Minnesota                   High current income that is exempt
           Tax-Free Income                from federal income tax and Minnesota
                                          regular personal income tax,
                                          consistent with the preservation
                                          of capital.

                Bond                      Maximize total return, consistent
                                          with the preservation of capital.
     ---------------------------------------------------------------------------

     INVESTMENTS IN SECURITIES

     Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

     Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and are generated from the underlying investments.

     Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and the Fund maintains, in a segregated account with its custodian, assets with a market value greater than the amount of its purchase commitments. As of September 30, 2002, there were no when-issued or forward commitments in the Funds.

     The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

     FEDERAL TAXES

     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

     Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

     As of March 31, 2002, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent capital gains, will begin to expire as follows:

                                    Loss Carryover    Expiration Year
                                    --------------    ---------------
      U.S. Government Securities      $ 2,719,118          2008
      Tax-Free Income                  25,506,449          2008
      Minnesota Tax-Free Income         5,599,538          2004
      Bond                                503,762          2008

     DISTRIBUTIONS

     Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

SIT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS


(2)  INVESTMENT SECURITY TRANSACTIONS

     Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended September 30, 2002, were as follows:

                                        Purchases ($)   Proceeds ($)
                                        -------------   ------------
      U.S. Government Securities Fund    181,582,328     69,230,045
      Tax-Free Income Fund                62,928,208     80,852,555
      Minnesota Tax-Free Income Fund      21,918,108     20,269,901
      Bond Fund                            9,265,127      7,385,733

     For the Money Market Fund during the period ended September 30, 2002 purchases of and proceeds from sales and maturities of investment securities aggregated $773,813,896 and $798,969,541, respectively.

(3)  EXPENSES

     INVESTMENT ADVISER

     The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                          Average
                                           Daily
                                         Net Assets
                                         ----------
      Bond Fund                            .80%
      Tax-Free Income Fund                 .80%
      Minnesota Tax-Free Income Fund       .80%


                                            First           Over
                                         $50 Million    $50 Million
                                         -----------    -----------
      Money Market Fund                      .80%         .60%
      U.S. Government Securities Fund       1.00%         .80%

     For the period October 1, 1993, through December 31, 2002, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 2002, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     For the period October 1, 1993, through December 31, 2002, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 2002, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     As of September 30, 2002, the Bond Fund had invested $51,000 in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

     TRANSACTIONS WITH AFFILIATES

     The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 2002

                                                      % Shares
                                          Shares     Outstanding
                                        ----------   -----------
                   Money Market Fund    25,530,357      36.5
     U.S. Government Securities Fund       416,707       1.3
                Tax-Free Income Fund     1,904,738       4.4
      Minnesota Tax-Free Income Fund       662,777       3.3
                           Bond Fund       238,787      14.2

(4)  Financial Highlights

     Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 60 through 64.

SIT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS


                                                Six months
                                                   ended
                                                September 30,                          Years Ended March 31,
                                                   2002          ---------------------------------------------------------------
                                                (Unaudited)         2002            2001             2000           1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      Beginning of period                         $  1.00         $  1.00         $   1.00         $   1.00         $  1.00
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income                          0.01            0.03             0.06             0.05            0.05
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                0.01            0.03             0.06             0.05            0.05
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                    (0.01)          (0.03)           (0.06)           (0.05)          (0.05)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      End of period                               $  1.00            1.00             1.00             1.00         $  1.00
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                          0.66%           2.63%            6.00%            5.05%           4.99%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)       $69,978         $93,785         $110,505         $150,897         $61,442

RATIOS:
  Expenses to average daily net assets               0.50% (2)(3)    0.50% (2)        0.50% (2)        0.50% (2)       0.50% (2)
  Net investment income to average daily net assets  1.31% (2)(3)    2.65% (2)        5.88% (2)        5.05% (2)       4.84% (2)

------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the period ended September 30, 2002 and the years ended March 31, 2002, 2001, 2000, and 1999, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .74%, .70%, .67%, .71%, and .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 1.07%, 2.45%, 5.71%, 4.84%, and 4.54%, respectively.

(3)  Adjusted to an annual rate.

SIT U.S. GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS


                                                Six months
                                                   ended
                                                September 30,                          Years Ended March 31,
                                                   2002          ---------------------------------------------------------------
                                                (Unaudited)         2002            2001            2000             1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      Beginning of period                         $10.69          $10.59          $10.22           $10.51            $10.63
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income                          .27             .58             .65              .59               .54
      Net realized and unrealized gains
          (losses) on investments                    .18             .10             .37             (.29)             (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                .45             .68            1.02              .30               .53
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                    (.27)           (.58)           (.65)            (.59)             (.54)
      From realized gains                             --              --              --               --                --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.27)           (.58)           (.65)            (.59)             (.65)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      End of period                               $10.87          $10.69          $10.59           $10.22            $10.51
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                         4.24%           6.53%          10.34%            2.92%             5.05%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)     $336,598        $211,947        $154,356         $135,841          $159,330

RATIOS:
      Expenses to average daily net assets          0.80% (2)(3)    0.80% (2)       0.80% (2)        0.80% (2)         0.80% (2)
      Net investment income to average daily
        net assets                                  4.88% (2)(3)    5.40% (2)       6.30% (2)        5.66% (2)         5.06% (2)
Portfolio turnover rate (excluding
  short-term securities)                           27.64%          54.69%          55.53%           98.17%            86.16%

------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


(2) Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the period ended September 30, 2002 and the years ended March 31, 2002, 2001, 2000, and 1999, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .84%, .85%, .87%, .86%, and .87% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.84%, 5.35%, 6.23%, 5.60%, and 4.99%, respectively.

(3)  Adjusted to an annual rate.

SIT TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS


                                                Six months
                                                   ended
                                                September 30,                          Years Ended March 31,
                                                   2002          ---------------------------------------------------------------
                                                (Unaudited)         2002            2001            2000             1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      Beginning of period                            $9.82           $9.90           $9.57           $10.39           $10.41
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income                            .23             .48             .51              .51              .51
      Net realized and unrealized gains
          (losses) on investments                      .25            (.08)            .33             (.82)             .03
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                  .48             .40             .84             (.31)             .54
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                      (.23)           (.48)           (.51)            (.51)            (.51)
      From realized gains                               --              --              --               --               --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.23)           (.48)           (.51)            (.51)            (.56)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      End of period                                 $10.07           $9.82           $9.90            $9.57           $10.39
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                           4.91%           4.05%           9.02%           (2.98%)           5.30%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)       $432,211        $440,431        $502,184         $582,549         $895,353

RATIOS:
      Expenses to average daily net assets            0.76% (2)(3)    0.75% (2)       0.74% (2)        0.70% (2)        0.71% (2)
      Net investment income to average daily
        net assets                                    4.51% (2)(3)    4.79% (2)       5.27% (2)        5.15% (2)        4.90% (2)
Portfolio turnover rate (excluding short-term
  securities)                                        14.76%          40.02%          12.14%           24.72%           14.27%

------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


(2) Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the period ended September 30, 2002 and the years ended March 31, 2002, 2001, 2000, and 1999, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 4.47%, 4.74%, 5.21%, 5.05%, and 4.81%, respectively.

(3)  Adjusted to an annual rate.

SIT MINNESOTA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS


                                                Six months
                                                   ended
                                                September 30,                          Years Ended March 31,
                                                   2002          ---------------------------------------------------------------
                                                (Unaudited)         2002            2001            2000             1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      Beginning of period                            $9.99          $10.01           $9.73           $10.55           $10.49
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income                            .24             .49             .52              .52              .51
      Net realized and unrealized gains
          (losses) on investments                      .28            (.02)            .28             (.82)             .06
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                  .52             .47             .80             (.30)             .57
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                      (.24)           (.49)           (.52)            (.52)            (.51)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      End of period                                 $10.27           $9.99          $10.01            $9.73           $10.55
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                           5.24%           4.74%           8.43%           (2.84%)           5.58%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)       $207,581        $195,275        $181,182         $172,905         $271,275

RATIOS:
      Expenses to average daily net assets            0.80% (2)       0.80%           0.80%            0.80%            0.80%
      Net investment income to average daily
        net assets                                    4.63% (2)       4.87%           5.27%            5.16%            4.83%
Portfolio turnover rate (excluding short-term
  securities)                                        11.23%          23.81%          14.59%           18.50%           13.67%

------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

SIT BOND FUND

FINANCIAL HIGHLIGHTS


                                                Six months
                                                   ended
                                                September 30,                          Years Ended March 31,
                                                   2002          ---------------------------------------------------------------
                                                (Unaudited)         2002            2001            2000             1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      Beginning of period                           $9.68           $9.80           $9.43            $9.95           $10.03
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income                           .28             .62             .64              .58              .54
      Net realized and unrealized gains
          (losses) on investments                     .32            (.12)            .37             (.50)            (.02)
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                 .60             .50            1.01              .08              .52
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                     (.28)           (.62)           (.64)            (.58)            (.54)
      From realized gains                              --              --              --             (.02)            (.06)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.28)           (.62)           (.64)            (.60)            (.60)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
      End of period                                $10.00           $9.68           $9.80            $9.43            $9.95
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                          6.24%           5.18%          11.18%            0.93%            5.30%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)       $16,788         $14,737         $13,281          $12,162          $11,920

RATIOS:
      Expenses to average daily net assets           0.80% (2)       0.80%           0.80%            0.80%            0.80%
      Net investment income to average daily
        net assets                                   5.54% (2)       6.34%           6.79%            6.06%            5.34%
Portfolio turnover rate (excluding short-term
  securities)                                       48.53%          91.23%          89.65%          131.67%           89.29%

------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

                         A LOOK AT THE SIT MUTUAL FUNDS


     Sit Mutual funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.6 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
         * Free telephone exchange
         * Dollar-cost averaging through an automatic investment plan
         * Electronic transfer for purchases and redemptions
         * Free check writing privileges on bond funds
         * Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

SEMI-ANNUAL REPORT BOND FUNDS

Six Months Ended September 30, 2002


INVESTMENT ADVISER                        AUDITORS

Sit Investment Associates, Inc.           KPMG LLP
90 South Seventh Street, Suite 4600       90 South Seventh Street, Suite 4200
Minneapolis, MN 55402                     Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               Dorsey & Whitney LLP
                                          50 South Sixth Street, Suite 1500
SIA Securities Corp.                      Minneapolis, MN 55402
90 South Seventh Street, Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (Developing Markets Growth Fund and
                                          International Growth Fund)
CUSTODIAN                                 Sit/Kim International Investment
                                            Associates, Inc.
The Northern Trust Company                90 South Seventh Street, Suite 4600
50 South LaSalle Street                   Minneapolis, MN 55402
Chicago, IL 60675                         612-334-5888 (Metro Area)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. BOX 5166
Westboro, MA 01581-5166




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                    SIT MUTUAL FUNDS